UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HINES REAL ESTATE INVESTMENT TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Hines Real Estate Investment Trust, Inc.
2800 Post Oak Boulevard, Suite 5000
Houston, Texas 77056-6118

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 24, 2007

To the shareholders of Hines Real Estate Investment Trust, Inc.:

I am pleased to invite our shareholders to the annual meeting of shareholders of Hines Real Estate Investment Trust, Inc. The annual meeting will be held at the Continental Room, located at the Westin Oaks Hotel, 5011 Westheimer, Houston, Texas 77056 at 9:00 a.m., local time, on May 24, 2007. At the meeting, you will be asked to:

•	elect five directors for one-year terms expiring in 2008;

•	ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm;

•	approve amendments to our Amended and Restated Articles of Incorporation; and

•	conduct such other business as may properly come before the annual meeting or any adjournment thereof.

Our board of directors has fixed the close of business on April 9, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. Only record holders of common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact: Hines Real Estate Investment Trust, Inc., Attention: Frank Apollo, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118 (telephone: (888) 220-6121).

Whether you own a few or many shares and whether you plan to attend in person or not, it is important that your shares be voted on matters that come before the meeting. You may vote your shares by using a toll-free telephone number or the Internet. Instructions for using these convenient services are provided on the enclosed proxy card and in the attached proxy statement. If you prefer, you may vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors’ recommendations.

You are cordially invited to attend the annual meeting. Your vote is important.

By Order of the Board of Directors

Jeffrey C. Hines
Chairman

Houston, Texas
April   , 2007

Proxy Statement

Hines Real Estate Investment Trust, Inc.
2800 Post Oak Boulevard, Suite 5000
Houston, Texas 77056-6118

PROXY STATEMENT

INTRODUCTION

The accompanying proxy, mailed together with this proxy statement and our 2006 Annual Report to Shareholders, is solicited by and on behalf of the board of directors of Hines Real Estate Investment Trust, Inc. (which we refer to in this proxy statement as “Hines REIT” or the “Company”) for use at the annual meeting of our shareholders and at any adjournment or postponement thereof. References in this proxy statement to “we,” “us,” “our” or like terms also refer to the Company. The mailing address of our principal executive offices is 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. This proxy statement, the accompanying proxy and our 2006 Annual Report to Shareholders were first mailed to our shareholders on or about April   , 2007.

Shareholders may obtain a copy of the exhibits to our Form 10-K for the year ended December 31, 2006 upon payment of a reasonable fee by writing to Hines REIT, Attention: Frank Apollo, Secretary. You may also view the exhibits to our Form 10-K in the Investor Relations section of our website at www.HinesREIT.com.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date of the annual meeting and where will it be held?

Our 2007 annual meeting of shareholders will be held on May 24, 2007, at 9:00 a.m., local time. The meeting will be held at the Continental Room, located at the Westin Oaks Hotel, 5011 Westheimer, Houston, Texas 77056.

What will I be voting on at the meeting?

At the meeting, you will be asked to:

•	elect five directors for one-year terms expiring in 2008;

•	ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm;

•	approve amendments to our Amended and Restated Articles of Incorporation (our “Articles”); and

•	conduct such other business as may properly come before the annual meeting or any adjournment thereof.

Our board of directors does not know of any matters that may be acted upon at the meeting other than the matters set forth in the first three bullets listed above.

Who can vote at the meeting?

The record date for the determination of holders of our common shares entitled to notice of and to vote at the meeting, or any adjournment or postponement of the meeting, is the close of business on April 9, 2007. As of the record date,           of our common shares were issued and outstanding and entitled to vote at the meeting.

How many votes do I have?

Each share has one vote on each matter considered at the meeting or any adjournment thereof. The enclosed proxy card shows the number of common shares you are entitled to vote.

How can I vote?

You may vote in person at the meeting or by proxy. Shareholders have the following three options for submitting their votes by proxy:

•	via the Internet at www.myproxyonline.com;

•	by telephone, by calling toll free 866-628-9055; or

•	by mail, by completing, signing, dating and returning your proxy in the enclosed envelope.

For those shareholders with Internet access, we encourage you to vote via the Internet, a convenient means of voting that also provides cost savings to us. In addition, when you vote via the Internet or by phone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see your proxy card enclosed with this proxy statement.

You may also vote your shares at the meeting. If you attend the annual meeting, you may submit your vote in person, and any previous votes that you submitted, whether by Internet, phone or mail, will be superseded by the vote that you cast at the annual meeting.

How will proxies be voted?

Shares represented by valid proxies will be voted at the meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any directions given, the shares will be voted “for” election of the nominees for director named in the proxy, “for” all proposed amendments to our Articles, and “for” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.

The board of directors does not intend to present, and has no information indicating that others will present, any business at the annual meeting other than as set forth in the attached Notice of Annual Meeting of Shareholders. However, if other matters requiring the vote of our shareholders come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxies held by them in accordance with their best judgment in such matters.

How can I change my vote or revoke a proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy (either in the mail, or by telephone or the Internet), by attending the meeting and voting in person or by written notice to us addressed to: Hines REIT, Attention: Frank Apollo, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. No written revocation shall be effective, however, unless and until it is received by us at or prior to the meeting.

What if I return my proxy but do not mark it to show how I am voting?

If your proxy card is signed and returned without specifying your choices, your shares will be voted as recommended by the board of directors.

What are the board’s recommendations?

The board of directors recommends that you vote “for” Proposals 1, 2 and 3.

What vote is required to approve each proposal?

Election of Directors.  There is no cumulative voting in the election of our directors. Each director is elected by the affirmative vote of a majority of votes cast at the meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Amendment to Articles of Incorporation.  This proposal requires the affirmative vote of a majority of our shares outstanding and entitled to vote as of April 9, 2007. Any shares not voted (whether by abstention, broker non-vote, or otherwise) will have the effect of a vote against the proposal.

Ratification of Appointment of Independent Auditors.  This proposal requires the affirmative vote of a majority of the votes cast at the meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

What constitutes a “quorum”?

The presence at the meeting, in person or represented by proxy, of the holders of a majority (greater than 50 percent) of the shares of our common stock entitled to vote at the meeting constitutes a quorum. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum; however, abstentions and broker non-votes will not be counted as votes cast.

Will you incur expenses in soliciting proxies?

We will bear all costs associated with soliciting proxies for the meeting. Solicitations may be made on behalf of our board of directors by mail, personal interview, telephone or other electronic means by our officers and other employees of Hines Advisors Limited Partnership (“the Advisor”), who will receive no additional compensation. We have retained Altman Group, Inc. to aid in the solicitation of proxies. We will pay Altman Group, Inc. a fee of approximately $6,000 in addition to reimbursement of its out-of-pocket expenses. We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this proxy statement to people on whose behalf they hold shares of common stock and to request authority for the exercise of proxies by the record holders on behalf of those people. In compliance with the regulations of the Securities and Exchange Commission, or SEC, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of our common stock.

What does it mean if I receive more than one proxy card?

Some of your shares may be registered differently or held in a different account. You should vote each of your accounts by telephone, the Internet or mail. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares are voted. If you hold your shares in registered form and wish to combine your shareholder accounts in the future, you should contact Hines REIT Investor Relations at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118 or call us at 888-220-6121. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a shareholder.

What if I receive only one set of proxy materials although there are multiple shareholders at my address?

The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports to shareholders. The rule allows us to, with the consent of affected shareholders, send a single set of any annual report, proxy statement, proxy statement combined with a prospectus or information statement to any household at which two or more shareholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us. It reduces the volume of duplicate information received at your household and helps us reduce expenses. Each shareholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to Hines REIT Investor Relations at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118 or call us at 888-220-6121. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact Hines REIT Investor Relations.

How do I submit a shareholder proposal for next year’s annual meeting or proxy materials, and what is the deadline for submitting a proposal?

In order for a shareholder proposal to be properly submitted for presentation at our 2008 annual meeting, we must receive written notice of the proposal at our executive offices during the period beginning on December 20, 2007 and ending on January 19, 2008. If you wish to present a proposal for inclusion in the proxy material for next year’s annual meeting, we must receive written notice of your proposal at our executive offices no later than December 20, 2007. All proposals must contain the information specified in, and otherwise comply with, our bylaws. Proposals should be sent via registered, certified or express mail to: Hines REIT, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Frank Apollo, Secretary. For additional information, see the section in this proxy statement captioned “Shareholder Proposals for the 2008 Annual Meeting.”

PROPOSAL ONE:

ELECTION OF DIRECTORS

General

Our board of directors ultimately is responsible for the management and control of our business and operations. We have no employees and have retained the Advisor to manage our day-to-day operations, including the acquisition of our properties. The Advisor is an affiliate of our sponsor, Hines Interests Limited Partnership (“Hines”). Our board of directors, especially our independent directors, is responsible for monitoring and supervising the Advisor’s conduct of our day-to-day operations.

Our Articles and bylaws provide for a board of directors with no fewer than three and no more than ten directors, a majority of whom must be independent. An “independent director” is defined under our Articles and means a person who is not, and within the last two years has not been, directly or indirectly associated with Hines or the Advisor by virtue of:

•	ownership of an interest in Hines, the Advisor or their affiliates;

•	employment by (or service as an officer, trust manager or director of) Hines, the Advisor or their affiliates;

•	performance of services for us, other than as a director;

•	service as a director, trust manager or trustee of more than three real estate investment trusts advised by the Advisor or Hines; or

•	maintenance of a material business or professional relationship with Hines, the Advisor or any of their affiliates.

An independent director cannot be associated with us, Hines or the Advisor as set forth above either directly or indirectly. An indirect relationship includes circumstances in which a director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law, is or has been associated with us, Hines, the Advisor, or their affiliates.

A business or professional relationship is considered material if the gross revenue derived by the director from the Advisor or Hines and their affiliates exceeds five percent of either the director’s annual gross revenue during either of the last two years or the director’s net worth on a fair market value basis.

We currently have five directors, three of whom are independent. Directors are elected annually by our shareholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of shareholders or (if longer) until his or her successor has been duly elected and qualified.

During 2006, our board of directors held 17 meetings. No director attended fewer than 75 percent of the aggregate of all meetings held during 2006 by our board and by board committees on which he served. Our board of directors has adopted a policy that each director is expected to attend annual meetings of shareholders when possible. We anticipate that all directors and nominees will attend our 2007 annual meeting of shareholders.

Nominees for the Board of Directors

The proxy holders named on the proxy card intend to vote for the election of the five nominees listed below. The board of directors has selected these nominees on the recommendation of the board’s Nominating and Corporate Governance Committee. If you do not wish your shares to be voted for particular nominees, please identify the exceptions in the designated space provided on the proxy card or, if you are voting by telephone or the Internet, follow the instructions provided when you vote. Directors will be elected by a majority of votes cast at the meeting. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

If, at the time of the meeting, one or more of the nominees should become unable to serve, shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Nominating and Corporate Governance Committee. No proxy will be voted for a greater number of persons than the number of nominees described in this proxy statement.

The following individuals are the five nominees for our board of directors:

		Year First	Business Experience and Principal Occupation; Directorships in
Name	Age	Elected	Public Corporations and Investment Companies

Jeffrey C. Hines	52	2004	Mr. Hines serves as the Chairman of our board of directors and as Chairman of the board of managers of our Advisor. He is also the co-owner and President of the general partner of Hines and is a member of Hines’ Executive Committee. Mr. Hines is responsible for overseeing all firm policies and procedures as well as day-to-day operations at Hines. He became President in 1990 and has overseen a major expansion of the firm’s personnel, financial resources, domestic and foreign market penetration, products and services. He has been a major participant in the development of the Hines domestic and international acquisition program and currently oversees a portfolio of approximately 160 projects valued at approximately $16.0 billion. Mr. Hines graduated from Williams College with a B.A. in Economics and received his M.B.A. from the Harvard Graduate School of Business.
C. Hastings Johnson	58	2004	Mr. Johnson serves as a member of our board of directors and as a member of the board of managers of our Advisor. He is also an Executive Vice President and Chief Financial Officer of the general partner of Hines and is responsible for the financial policies, equity financing and the joint venture relationships of Hines. He is also a member of Hines’ Executive Committee. Mr. Johnson became Chief Financial Officer of Hines in 1992, and prior to that, he led the development or redevelopment of numerous projects and initiated the Hines acquisition program. Total debt and equity capital committed to equity projects sponsored by Hines during Mr. Johnson’s tenure as Chief Financial Officer has exceeded $28 billion. Mr. Johnson graduated from the Georgia Institute of Technology with a B.S. in Industrial Engineering and received his M.B.A. from the Harvard Graduate School of Business.

		Year First	Business Experience and Principal Occupation; Directorships in
Name	Age	Elected	Public Corporations and Investment Companies

George A. Davis	68	2004	Mr. Davis, an independent director, is the founder and sole owner of Advisor Real Estate Investment Ltd., a real estate consulting company unaffiliated with our Advisor. Prior to founding Advisor Real Estate Investment Ltd. in April 1999, he served as the Chief Real Estate Investment Officer for the New York State Teacher’s Retirement System (“NYSTRS”) reporting directly to the Executive Director of the system. In addition, Mr. Davis also served as a member of the Investment Committee, which ultimately determined the real estate investment strategy undertaken by NYSTRS. Mr. Davis graduated from Dartmouth College with a B.A. in Biology.
Thomas A. Hassard	56	2004	Mr. Hassard, an independent director, served as the Managing Director for Real Estate Investments for the Virginia Retirement System for almost 20 years before recently retiring. His responsibilities included managing the real estate investments of the system, monitoring performance and reporting to the system’s investment advisory committee and board of trustees. Mr. Hassard graduated from Western New England College with a B.S. in Business Administration.
Stanley D. Levy	43	2004	Mr. Levy, an independent director, is Chief Operating Officer of The Morgan Group, Inc., a national multi-family real estate firm with offices in Houston, San Diego and Orlando. Mr. Levy joined The Morgan Group in 2001. His responsibilities include arranging debt and equity financing, managing the property acquisition and disposition process, and oversight of all financial aspects of the firm and its projects. Prior to joining The Morgan Group, Mr. Levy spent 15 years with JPMorgan Chase, most recently, as Managing Director of Real Estate and Lodging Investment Banking for the Southern Region. In this capacity, he managed client activities in a variety of investment banking and financing transactions. Mr. Levy graduated with honors from the University of Texas with a B.B.A. in Finance.

Our board of directors unanimously recommends a vote “for” each of the nominees.

CORPORATE GOVERNANCE

The four standing committees of our board of directors are: the Audit Committee, the Conflicts Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. You may obtain copies of the charters for our board committees from our website at www.HinesREIT.com. Each committee has three members and is composed entirely of our independent directors. Mr. Davis serves as chairman of the Conflicts Committee. Mr. Levy serves as chairman of the Audit Committee. Mr. Hassard serves as chairman of the Nominating and Corporate Governance and Compensation Committees.

Our board of directors has determined that each of our independent directors is independent within the meaning of the applicable (i) provisions set forth in our articles of incorporation, and (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable SEC rules, and (iii) although our shares are not listed on the New York Stock Exchange (the “NYSE”), under the independence rules set forth in the NYSE Listed Company Manual. Our board applied the NYSE rules governing independence as part of its policy of maintaining strong corporate governance practices. To be considered independent under the NYSE rules, the board of directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with any of those entities, including Hines and its affiliates). Under the NYSE rules, a director will not be independent if, within the last three years:

•	the director was employed by us or Hines;

•	an immediate family member of the director was employed by us or Hines as an executive officer;

•	the director, or an immediate family member of the director, received more than $100,000 during any 12-month period in direct compensation from us or Hines, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•	the director was affiliated with or employed by a present or former internal or external auditor of us or Hines;

•	an immediate family member of the director was affiliated with or employed in a professional capacity by a present or former internal or external auditor of us or Hines;

•	a Company executive officer serves on the compensation committee of the board of directors of a company which employed the director, or which employed an immediate family member of the director, as an executive officer; or

•	the director was an executive officer or an employee (or an immediate family member of the director was an executive officer) of a company that makes payments to, or receives payments from, us or Hines for property or services in an amount which, in any single fiscal year, exceeded the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues.

Interested parties may communicate matters they wish to raise with the directors by writing to our Chief Compliance Officer at Hines REIT, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Chief Compliance Officer. The Chief Compliance Officer will deliver all appropriate communications to the Nominating and Corporate Governance Committee of the board of directors, which will, in turn, deliver such communications (together with any recommendations) to the board of directors no later than the next regularly scheduled meeting of the board of directors.

Audit Committee

The Audit Committee, in performing its duties:

•	oversees the integrity of our financial statements;

•	selects and engages the independent auditors;

•	reviews with the independent auditors the plans and results of the audit engagement:

•	approves professional services provided by the independent auditors;

•	reviews the independence of the independent auditors;

•	considers and approves the range of audit and non-audit fees;

•	reviews the adequacy of our internal controls; and

•	oversees our compliance with legal and regulatory requirements.

Our board of directors has determined that each member of our Audit Committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Exchange Act, as well as in the NYSE rules. In addition, our board of directors has determined that Stanley D. Levy is an “audit committee financial expert” within the meaning of the applicable rules promulgated by the SEC. Unless otherwise determined by the board of directors, no member of the committee may serve as a member of the Audit Committee of more than two other public companies. During 2006, the Audit Committee held seven meetings. All of the members of this committee attended each meeting.

The Audit Committee’s report on our financial statements for the fiscal year ended December 31, 2006 is presented below under the heading “Audit Committee Report.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee:

•	assists our board of directors in identifying individuals qualified to become members of our board of directors;

•	recommends candidates to our board of directors to fill vacancies on the board;

•	recommends committee assignments for directors to the full board;

•	periodically assesses the performance of our board of directors;

•	reviews and recommends appropriate corporate governance policies and procedures to our board of directors; and

•	reviews and monitors our Code of Business Conduct and Ethics for Senior Officers and Directors, and any other corporate governance policies and procedures we may have from time to time.

Our board of directors has determined that each member of our Nominating and Corporate Governance Committee is independent within the meaning of the applicable requirements set forth in or promulgated under the Exchange Act, as well as in the NYSE rules.

Among the criteria the committee uses in evaluating the suitability of individual nominees for our board (whether such nominations are made by management, a shareholder or otherwise), the committee considers each nominee’s:

•	personal and professional integrity, experience and skills;

•	ability and willingness to devote the time and effort necessary to be an effective board member; and

•	commitment to acting in our best interests and the best interests of our shareholders.

The committee also gives consideration to the board of directors having an appropriate mix of backgrounds and skills, the requirements in our Articles and each nominee’s ability to exercise independence of thought, objective perspective and mature judgment and understand our business operations and objectives. Moreover, as required by our Articles, at least one director must have at least three years of relevant experience required to successfully acquire and manage the type of assets we acquire and manage, and at least one of our independent directors must have at least three years of direct experience in acquiring and managing the type of real estate we acquire and manage.

If the board of directors determines to seek additional directors for nomination, the Nominating and Corporate Governance Committee considers whether it is advisable to retain a third-party search firm to identify candidates. During 2006, the committee paid no fees to third-parties to assist in identifying or evaluating potential nominees. The Nominating and Corporate Governance Committee also considers nominees timely submitted by shareholders under and in accordance with the provisions of our bylaws. (See “Shareholder Proposals for the 2008 Annual Meeting” below). A shareholder’s notice must set forth specified information as to each person whom the shareholder proposes to nominate for election to the board, including all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, by Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serve as a director if elected). The Nominating and Corporate Governance Committee will consider all such nominees and will take into account all factors the committee determines are relevant, including the factors summarized above.

During 2006, the Nominating and Corporate Governance Committee held three meetings. All members of the committee attended each meeting.

Conflicts Committee

The Conflicts Committee reviews and approves specific matters that the board of directors believes may involve conflicts of interest to determine whether the resolution of the conflict of interest is fair and reasonable to us and our shareholders. The Conflicts Committee is responsible for reviewing and approving the terms of all transactions between us and Hines or its affiliates or any member of our board of directors, including (when applicable) the economic, structural and other terms of all acquisitions and dispositions and the annual renewal of the advisory agreement between us and the Advisor. The Conflicts Committee is responsible for reviewing the Advisor’s performance and the fees and expenses paid by us to the Advisor and any of its affiliates. The review of such fees and expenses is required to be performed with sufficient frequency, but at least annually, to determine that the expenses incurred are in the best interest of our shareholders. The Conflicts Committee is also responsible for reviewing Hines’ performance as property manager of our directly owned properties.

During 2006, the Conflicts Committee held twelve meetings. All members of the committee attended each meeting. The Conflicts Committee has reviewed our policies and reports that they are being followed by us and are in the best interests of our shareholders. Please read “Certain Relationships and Related Transactions — Policies and Procedures for Review of Related Party Transactions.” Certain of the factors considered by the Conflicts Committee are set forth in the financial statements (including the notes thereto) and Management’s Discussion and Analysis of Financial Condition and Results of Operation contained in our Annual Report on Form 10-K for the year ending December 31, 2006, which accompanies this proxy statement. The Conflicts Committee reviewed the material transactions between Hines and its affiliates, on the one hand, and us, on the other hand, which occurred during 2006. These transactions are described in “Certain Relationships and Related Transactions” below. The Conflicts Committee has determined that all our transactions and relationships with Hines and its affiliates during 2006 was fair and were approved in accordance with the policies referenced in “Certain Relationship and Related Transactions” below.

Compensation Committee

The Compensation Committee’s primary purpose is to oversee our compensation programs, including our Employee and Director Incentive Share Plan. The committee reviews and approves the compensation and benefits for our independent directors. We do not pay our non-independent directors for their service as directors. In the event we hire employees, our Compensation Committee will review and approve the compensation for our executive officers, as well as any employment, severance and termination agreements or arrangements made with any executive officer. During 2006, the Compensation Committee held two meetings. All members of the committee attended each meeting.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics, which is applicable to our directors and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and other persons performing similar functions, whether acting in their capacities as our officers or in their capacities as officers of the Advisor or its general partner. The Code of Business Conduct and Ethics covers topics including conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations. Our Code of Business Conduct and Ethics is available, free of charge, on the Investor Relations section of our website, www.HinesREIT.com. You may also obtain a copy of this code by writing to: Hines REIT Investor Relations, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118. Waivers from our Code of Business Conduct and Ethics are discouraged, but any waivers from the Code of Business Conduct and Ethics that relate to any executive officer or director must be approved by our Nominating and Corporate Governance Committee and will be posted on our website at www.HinesREIT.com within four business days of any such waiver.

Compensation Committee Interlocks and Insider Participation

During 2006, our Compensation Committee consisted of Messrs. Davis, Levy and Hassard, our three independent directors. None of our executive officers served as a director or member of the compensation committee of an entity whose executive officers included a member of our board of directors or Compensation Committee.

DIRECTOR COMPENSATION

Our Compensation Committee designs our director compensation with the goals of attracting and retaining highly qualified individuals to serve as independent directors and to fairly compensate them for their time and efforts. Because of our unique attributes as an externally-managed REIT, service as an independent director on our board requires a substantial time commitment, as well as broad expertise in the fields of real estate and real estate investment. The Compensation Committee balances these considerations with the principles that our director compensation program should be transparent and, in part, should align directors’ interests with those of our shareholders.

The following table sets forth information regarding compensation of our directors during 2006.

2006 Director Compensation

					Change in Pension
					Value and
					Non-Qualified
	Fees Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other	Total
Name	in Cash	Awards(1)	Awards	Compensation	Earnings	Compensation	Compensation

C. Abbott Davis	$64,000	1,000 shares	—	—	—	—	$73,180
Thomas A. Hassard	$61,500	1,000 shares	—	—	—	—	$70,680
Stanley D. Levy	$62,500	1,000 shares	—	—	—	—	$71,680
Jeffery C. Hines and C. Hastings Johnson(2)	—	—	—	—	—	—	—

*	Less than 1%

(1)	Messrs. Davis, Hassard and Levy received 1,000 restricted shares under our incentive plan upon his election to our board of directors in each of 2004, 2005 and 2006.

(2)	Messrs. Hines and Johnson, who are employees of Hines, receive no additional compensation for serving as Hines REIT directors.

We pay our independent directors an annual fee of $30,000, and a fee of $2,000 for each meeting of the board (or any committee thereof) attended in person. Pursuant to our Employee and Director Incentive Share Plan, in lieu of receiving his or her annual fee in cash, an independent director is entitled to receive the annual fee in the form of our common shares or a combination of common shares and cash. If a committee meeting is held on the same day as a meeting of the board, each independent director will receive $1,000 for each committee meeting attended in person on such day, subject to a maximum of $2,000 for all committee meetings attended in person on such day. We will also pay our independent directors a fee of $500 for each board or committee meeting attended via teleconference lasting one hour or less and $1,000 for board or committee meetings attended via teleconference lasting more than one hour.

We pay the following annual retainers to the Chairpersons of our board committees:

•	$7,500 to the Chairperson of the Conflicts Committee of the board;

•	$6,000 to the Chairperson of the Audit Committee of the board;

•	$3,000 to the Chairperson of the Compensation Committee of the board; and

•	$3,000 to the Chairperson of the Nominating and Corporate Governance Committee of the board.

Under the terms of our Employee and Director Incentive Share Plan, each independent director elected or reelected to the board (whether through a shareholder meeting or by directors to fill a vacancy on the board) is granted 1,000 restricted shares on or about the date of election or reelection. These restricted shares will fully vest if the independent director completes the term or partial term for which he or she was elected. Messrs. Davis, Hassard and Levy each received 1,000 restricted shares under our incentive plan upon his election to our board of directors in 2006.

All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at board or committee meetings.

EXECUTIVE OFFICERS

Listed below are our executive officers who served during 2006, each of whom has been elected to serve until our 2007 annual meeting of shareholders, or (if longer) until a qualified successor has been duly elected. The business address of each of our executive officers is: c/o Hines REIT, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118.

Name	Age	Title

Charles M. Baughn	52	Mr. Baughn serves as our Chief Executive Officer and the Chief Executive Officer of our Advisor. He is also an Executive Vice President of the general partner of Hines, responsible for overseeing Hines’ capital markets group, which raises, places and manages equity and debt for Hines projects, a member of Hines’ Executive Committee and a director of our Dealer Manager. Mr. Baughn joined Hines in 1984. During his tenure at Hines, he has contributed to the development or redevelopment of over nine million square feet of office and special use facilities in the southwestern United States. He graduated from the New York State College of Ceramics at Alfred University with a B.A. and received his M.B.A. from the University of Colorado.
Charles N. Hazen	46	Mr. Hazen serves as our President and Chief Operating Officer and the President and Chief Operating Officer of the Advisor. He is also a Senior Vice President of the general partner of Hines, the President and a member of the Management Board of the Hines-Sumisei U.S. Core Office Fund, L.P. (the “Core Fund”) and a director of our Dealer Manager. Mr. Hazen joined Hines in 1989 and during his tenure at Hines has had numerous responsibilities, including project development, asset management and investment management responsibilities. Mr. Hazen graduated from the University of Kentucky with a B.S. in Finance and received his J.D. from the University of Kentucky.
Sherri W. Schugart	41	Ms. Schugart serves as our Chief Financial Officer and the Chief Financial Officer of both our Advisor and the Core Fund. She is also a Vice President of the general partner of Hines and serves as a director of our Dealer Manager. Ms. Schugart joined Hines in 1995. As a Vice President in Hines’ Capital Markets group, Ms. Schugart has been responsible for raising more than $2.0 billion in equity and debt for Hines’ private investment funds. She was also previously the controller for several of Hines’ investment funds and portfolios. Prior to joining Hines, Ms. Schugart spent eight years with Arthur Andersen, where she managed both public and private clients in the real estate, construction, finance and banking industries. She graduated from Southwest Texas State University with a B.B.A. in Accounting and is a certified public accountant.

Name	Age	Title

Frank R. Apollo	40	Mr. Apollo serves as our Chief Accounting Officer, Treasurer, and Secretary and the Chief Accounting Officer, Treasurer and Secretary of our Advisor. He is also the Chief Accounting Officer of the Core Fund, a Vice President of the general partner of Hines and the Vice President, Treasurer, and Secretary of our Dealer Manager. Mr. Apollo joined Hines in 1993. He has served as the Vice President and Corporate Controller responsible for the accounting and control functions for Hines’ international operations. He was also previously the Vice President and Regional Controller for Hines’ European Region and, prior to that, was the director of Hines’ Internal Audit Department. Before joining Hines, Mr. Apollo was an audit manager with Arthur Andersen. He graduated from the University of Texas with a B.B.A. in Accounting, is a certified public accountant and holds Series 28 and 63 securities licenses.

EXECUTIVE COMPENSATION

We have no employees. Our day-to-day management functions are performed by our Advisor and its affiliates. All of our executive officers are employed by and receive compensation from the Advisor or its affiliates, in part for their service as our executive officers. We do not pay any compensation to any of our executive officers. See “Certain Relationships and Related Transactions” below for a discussion of fees and expenses payable to the Advisor and its affiliates.

STOCK OWNERSHIP BY DIRECTORS,
EXECUTIVE OFFICERS AND CERTAIN SHAREHOLDERS

Ownership

The following table shows, as of March 31, 2007, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of our outstanding common shares, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group. Except as otherwise indicated, all shares are owned directly, and the owner of such shares has the sole voting and investment power with respect thereto.

			Percentage
		Number of Shares	of Total
Name of Beneficial Owner(1)	Position	Beneficially Owned	Common Stock(2)

Jeffrey C. Hines	Chairman of the Board		%(3)
C. Hastings Johnson	Director	12,401.7	*
George A. Davis	Director	6,359.0	*
Thomas A. Hassard	Director	4,050.3	*
Stanley D. Levy	Director	8,446.6	*
Charles M. Baughn	Chief Executive Officer	12,361.2	*
Charles N. Hazen	President and Chief Operating Officer	6,196.6	*
Sherri W. Schugart	Chief Financial Officer	3,812.6	*
Frank R. Apollo	Chief Accounting Officer, Treasurer and Secretary	5,593.4	*

All directors and executive officers as a group			%

*	Less than 1%

(1)	The address of each person listed is c/o Hines REIT, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6618.

(2)	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, pursuant to which a person is deemed to have “beneficial ownership” of shares of our stock that the person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares of the Company’s stock held by each person or group of persons named in the table, any shares that such person or persons have the right to acquire within 60 days of April 1, 2007 are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other persons.

(3)	Includes (i) 1,000 common shares owned directly by Hines REIT Investor, L.P., (ii) 1,106,956.522 OP Units in the Operating Partnership held by Hines Real Estate Holdings Limited Partnership and (iii) OP Units, which is the number of OP Units that would represent the percentage interest in the Operating Partnership evidenced by the participation interest in such entity held by HALP Associates Limited Partnership as of April 1, 2007. Limited partners in the Operating Partnership may request repurchase of their OP Units for cash or, at our option, common shares on a one-for-one basis, beginning one year after such OP Units were issued. The holder of the participation interest has the right, subject to certain limitations, to demand the repurchase of the participation interest for cash or, at our option, OP Units.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16 forms that they file with the SEC.

Based solely on our review of the copies of such forms received by us or written representations from certain reporting persons, we believe that our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, complied in 2006 with all filing requirements under Section 16(a).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Advisor

We do not have employees. Subject to the supervision of our board of directors, our day-to-day operations are conducted by the Advisor in accordance with an Advisory Agreement (the “Advisory Agreement”) between the Advisor and Hines REIT Properties, L.P. (the “Operating Partnership”), through which we conduct our operations. The Advisor is an affiliate of Hines and is owned, indirectly, by the Chairman of our board of directors, Jeffrey C. Hines. All of our executive officers except Mr. Baughn are employed by, and all of our executive officers actively participate in, the management of the Advisor and its affiliates. Jeffrey C. Hines and C. Hastings Johnson serve on the board of managers of the Advisor.

Our executive officers have control and primary responsibility for the management decisions of the Advisor, including the selection of investment properties to be recommended to our board of directors, the negotiations for these investments, and the property management and leasing of properties we acquire directly. Our Advisory Agreement commenced on June 26, 2006 and has a one year term that may be renewed for an unlimited number of successive periods (up to one year at a time) upon the mutual consent of the parties. Renewals of the agreement must be approved by the Conflicts Committee. We executed the Advisory Agreement in connection with our current public offering. The Advisory Agreement may be terminated:

•	immediately by us (i) in the event the Advisor commits fraud, criminal conduct, willful misconduct or negligent breach of fiduciary duty, (ii) upon the bankruptcy of the Advisor or its involvement in similar insolvency proceedings or (iii) in the event of a material breach of the Advisory Agreement by the Advisor that remains uncured after 10 days’ written notice;

•	without cause by us or by the Advisor upon 60 days’ written notice; or

•	immediately by the Advisor upon our bankruptcy or involvement in similar insolvency proceedings or any material breach of the Advisory Agreement by us that remains uncured after 10 days’ written notice.

The Advisor and its affiliates receive compensation and are reimbursed for certain expenses in connection with services provided to us. These payments are summarized below. In the event the Advisory Agreement is terminated, the Advisor will be paid all earned, accrued and unpaid compensation and expense reimbursements within 30 days. Upon termination, we may also be obligated to purchase certain ownership interests owned by the Advisor or other affiliates of Hines under certain circumstances.

Prior to June 26, 2006, we had an advisory agreement with the Advisor (the “Prior Agreement”) that was substantially similar to our current Advisory Agreement. The following summarizes fees the Advisor earned under both the Prior Agreement and the Advisory Agreement during 2006:

•	Under the Prior Agreement, we reimbursed the Advisor for costs incurred by the Advisor or its affiliates in connection with our organization and initial public offering up to a limit of 3.0% of aggregate gross proceeds. These expenses consisted of the actual legal, accounting, printing, marketing, and accountable offering-related expenses, other than selling commissions and the fee we pay to our dealer manager. We paid approximately $10.0 million to the Advisor or its affiliates during 2006 under the Prior Agreement as reimbursement for organization and offering expenses it incurred as a result of our initial public offering.

•	Under our current Advisory Agreement, we reimburse the Advisor for all costs incurred by the Advisor or its affiliates in connection with our current public offering up to a limit (when combined with commissions and the dealer manager fee paid in connection with the offering) of 15% of aggregate gross proceeds. These expenses consist of the actual legal, accounting, printing, marketing, and accountable offering-related expenses, other than selling commissions and the fee we pay to our dealer manager. We paid approximately $7.5 million to the Advisor or its affiliates during 2006 as reimbursement for offering expenses it incurred as a result of our current public offering.

•	In connection with investments we make, we pay the Advisor an acquisition fee equal to 0.50% of (i) the purchase price of real estate investments we acquire directly, including any debt attributable to such investments, or (ii) when we invest indirectly through another entity, our pro rata share of the gross asset value of real estate investments held by the entity through which we invest. This acquisition fee was the same in both the Advisory Agreement and the Prior Agreement. The Advisor earned approximately $5.6 million in aggregate acquisition fees during the year ended December 31, 2006.

•	Under both the Prior Agreement and the Advisory Agreement, we pay the Advisor a monthly asset management fee equal to 0.0625% of the net equity capital we have invested in real estate investments at the end of each month. The Advisor earned approximately $3.2 million in aggregate asset management fees during the year ended December 31, 2006.

•	Likewise, under both agreements, we reimburse the Advisor and its affiliates for certain expenses they incur in connection with administrative and operating services they provide to us. Under our Articles, we may not make reimbursements for administrative and operating expenses during any four consecutive fiscal quarters in excess of the greater of (i) 2.0% of our average invested assets or (ii) 25.0% of our net income. If our reimbursements to the Advisor for administrative and operating expenses exceed this limit, the Advisor will be required to refund such excess. The Advisor advanced or paid on our behalf approximately $1.7 million of administrative and operating expenses during the year ended December 31, 2006. We paid the Advisor $2.7 million during the year ended December 31, 2006 for the reimbursement of such expenses.

We also agreed to indemnify the Advisor against losses it incurs in connection with its performance of its obligations under the Advisory Agreement, subject to terms and conditions in the Advisory Agreement.

An affiliate of the Advisor owns a profits interest in the Operating Partnership (the “Profits Interest”). The Profits Interest increases with each investment we make; such increases are calculated under a formula intended to approximate (i) an additional 0.50% cash acquisition fee calculated as set forth above, (ii) an additional 0.0625% per month cash asset management fee calculated as set forth above and (iii) the automatic reinvestment of such cash back into the Operating Partnership.

The Dealer Manager

Hines Real Estate Securities, Inc. (“Dealer Manager”) manages our public offerings and serves as our dealer manager. The Dealer Manager is an affiliate of Hines and is owned, indirectly, by Jeffrey C. Hines. We entered into dealer manager agreements with the Dealer Manager for both our initial public offering, which terminated on June 18, 2006, and our current public offering, which commenced on June 19, 2006.

Under both agreements, we pay the Dealer Manager a fee of up to 2.2% of the gross proceeds from our public offerings, except for proceeds from our dividend reinvesment plan. The Dealer Manager, in its sole discretion, may re-allow a portion of its fee to broker-dealers participating in the offering, as a marketing fee and due diligence expense reimbursement. We also pay the Dealer Manager a commission for sales of our shares to the public. Generally, we expect that the Dealer Manager will re-allow all or substantially all commissions we pay to broker-dealers participating in our public offerings. For our initial public offering, we paid a sales commission up to 6.0% of gross proceeds for sales of our shares to the public and up to 4.0% for sales of shares under our dividend reinvestment plan. For our current public offering, we pay a sales commission up to 7.0% of gross proceeds for sales of our shares to the public and no commission for sales of shares under our dividend reinvestment plan.

During the year ended December 31, 2006:

•	The Dealer Manager earned approximately $6.4 million in dealer manager fees in connection with our initial public offering and approximately $6.0 million in dealer manager fees in connection with our current public offering, for a total of $12.4 million in such fees during the year, of which the Dealer Manager re-allowed $ to participating broker-dealers.

•	The Dealer Manager earned approximately $16.2 million in sales commissions in connection with our initial public offering and approximately $18.5 million in sales commissions in connection with our current public offering, for a total of $34.7 million in sales commissions during the year, all of which the Dealer Manager re-allowed to participating broker-dealers.

Hines

Property Management Agreements

Hines manages all of our properties. When we acquire properties directly, we expect that we will pay Hines property management fees, leasing fees, tenant construction fees and other fees customarily paid to a property manager. Hines is an affiliate of Jeffrey C. Hines. During the year ended December 31, 2006, Hines earned the following approximate amounts pursuant to property management agreements under which Hines manages our directly-owned properties:

•	$1.5 million in management fees,

•	$1.2 million in leasing commissions,

•	$3.2 million in reimbursements for on-site salaries and wages and other direct services performed off-site, and

•	$323,000 in other fees, primarily related to parking operations.

We also own an interest in the Core Fund. Hines manages all of the properties owned by the Core Fund. During the year ended December 31, 2006, Hines earned the following approximate amounts pursuant to property management agreements under which Hines manages the buildings in which the Core Fund owns an interest:

•	$5.8 million in management fees,

•	$3.5 in leasing commissions,

•	$12.3 million in reimbursements for on-site salaries and wages and direct services performed off-site,

•	$64,000 in construction management fees, and

•	$1.1 million in other fees, primarily related to security services and parking operations.

Acquisition of 321 North Clark

On April 24, 2006, we acquired 321 North Clark, a property located in the central business district of Chicago, Illinois, for approximately $247.3 million, excluding transaction costs, financing fees and working capital reserves. The seller, 321 North Clark Realty LLC, was a joint venture between an affiliate of Hines and an institution advised by JP Morgan Chase. The Hines affiliate owned a 5% equity interest in the seller and controlled its day-to-day operations. Through its affiliate, Hines received approximately $12.4 million, its 5% share of the purchase price, and a promoted share of approximately $8.2 million of the proceeds from the sale based on the return achieved in connection with the closing. The promoted share Hines received did not affect the purchase price for $247.3 million and was reviewed and approved by the conflicts committee of our board of directors.

Ownership Interests

The Company

We are the sole general partner of the Operating Partnership and owned a 97.38% interest in the Operating Partnership at December 31, 2006. Hines 2005 VS I LP, an affiliate of Jeffrey C. Hines, is the sole limited partner of the Operating Partnership and owned a 1.34% interest in the Operating Partnership at December 31, 2006. HALP Associates Limited Partnership, an affiliate of Jeffrey C. Hines, owns the Profits Interest, which, at December 31, 2006, represented a 1.28% interest in the Operating Partnership. An affiliate of Jeffrey C. Hines also owns 1,000 shares of our common stock.

The Core Fund

The Core Fund is a partnership organized in August 2003 by Hines to invest in existing office properties in the United States that Hines believes are desirable long-term holdings. At December 31, 2006, the Core Fund owned interests in 15 properties across the United States. During 2006, we invested $209.3 in the Core Fund, and as of December 31, 2006, we owned an approximate 34.0% non-managing general partner interest in the Core Fund. We also have the right, but not the obligation, to invest up to 40% of any future capital calls made by the Core Fund.

Policies and Procedures for Review of Related Party Transactions

Potential conflicts of interest exist among us, Hines, the Advisor and other affiliates of Hines, in relation to our existing agreements and how we will operate. Currently, three of our five directors are independent directors, and all three independent directors serve on the Conflicts Committee of our board of directors. The Conflicts Committee reviews and approves all matters that our board of directors believes may involve conflicts of interest. Please see “Corporate Governance — Conflicts Committee” above.

To reduce the effect on us of potential conflicts of interest described above, the Advisory Agreement and our Articles include a number of restrictions relating to transactions we enter into with Hines and its affiliates. These restrictions include, among others, the following:

•	We will not accept goods or services from Hines or its affiliates unless a majority of our independent directors approves the transaction related thereto as fair and reasonable to us and on terms and conditions not less favorable than terms that would be available from unaffiliated third parties.

•	We will not purchase or lease a property in which Hines or its affiliates has an interest without a determination by a majority of our independent directors that the transaction is competitive and commercially reasonable to us and at a price no greater than the cost to Hines for the property, unless:

•	there is substantial justification for any amount in excess of the cost to Hines;

•	our disinterested directors determine the excess to be reasonable; and

•	appropriate disclosure is made to the disinterested directors with respect to the transaction.

The fair market value of any asset we acquire from Hines or one of its affiliates will be determined by an independent expert selected by our independent directors. We generally will not acquire property from Hines or its affiliates at a price that exceeds the appraised value of the property. The only exception will be in the case of a development, redevelopment or refurbishment project that we agree to acquire prior to completion of the project, when the appraised value will be based upon the completed value of the project. We will not sell or lease a property to Hines or its affiliates or to our directors unless a majority our directors not otherwise interested in the transaction, determines the transaction to be fair and reasonable to us.

•	We will not enter into joint ventures with affiliates of Hines, such as acquiring interests in the Core Fund, unless a majority of our independent directors approves the transaction as being fair and reasonable to us and determines that our investment is on terms substantially similar to the terms of third parties making comparable investments.

•	We will not make any loan to Hines, its affiliates or to our directors, except in the case of loans to our subsidiaries and mortgage loans for property appraised by an independent expert. Any such loans must be approved by a majority of our independent directors as fair, competitive and commercially reasonable, and on terms no less favorable to us than comparable loans between unaffiliated parties.

•	Hines and its affiliates will be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner, subject to the limitation on reimbursement of operating expenses to the extent that they exceed the greater of 2% of our average invested assets or 25% of our net income.

The Conflicts Committee also must review and approve any transaction between the Company and its affiliates, on the one hand, and any director (including any independent director) or the director’s affiliates or related persons on the other hand. Under circumstances not involving Hines or an affiliate or related person of Hines, such transactions must be approved by a majority of the disinterested members of the board of directors.

PROPOSAL TWO:

AMENDMENTS TO OUR AMENDED AND RESTATED
ARTICLES OF INCORPORATION

We commenced our second public offering of common stock on June 19, 2006. Our public offerings must be registered not only with the SEC but also with the securities division of each state in which we plan to offer to sell our common stock. In reviewing our offering, and as a condition to the registration of the offering, some states required certain amendments to our Articles.

On July 28, 2006, our board of directors amended our bylaws to address comments by various state securities divisions. However, some states required that we undertake to seek shareholder approval for corresponding changes to our Articles at our next annual meeting. All of the changes set forth in this Proposal Two relate to comments we received from various state securities divisions and are the subject of our undertaking to amend our Articles.

Our board of directors has determined that the proposal to approve the amendments set forth below (collectively, the “Amendments”) is in our best interest and in the best interest of our shareholders and therefore has directed that the Amendments be submitted for consideration and approval by our shareholders. Each amendment is summarized separately below, and each will be voted on separately.

We will file amended and restated Articles with the State of Maryland reflecting all changes approved at our 2007 annual meeting of shareholders. A copy of proposed restated Articles, showing all proposed Amendments, is attached as Appendix A to this proxy statement.

Our board of directors unanimously recommends that you vote FOR each of the Amendments.

Proposal 2A:  Amendment of indemnification provisions.

Section 12.2 of our Articles currently provides for indemnification of our directors, officers, Advisor and their respective affiliates (whom we refer to collectively as “indemnitees”) for losses or liabilities incurred by any of them in connection with our business. Section 12.2 currently grants indemnitees rights to indemnification to the fullest extent permitted under the laws of Maryland, the state of our incorporation, but in accordance with certain limitations contained in our Articles. The Articles also provide that we will advance expenses, settlement and other amounts to the indemnitees, and will purchase director and officer insurance.

The proposed revisions to Section 12.2 include the following:

•	Currently, Section 12.2 provides that we have the ability to indemnify indemnitees in accordance with our Articles “to the fullest extent indemnification is permitted by Maryland General Corporation Law.” Some states requested that we amend the indemnification provisions by deleting the phrase quoted in the preceding sentence to clarify that our ability to indemnify indemnitees, or hold them harmless, is subject to the limitations set forth in our Articles and any further limitations required by the Maryland General Corporation Law. The concern some states expressed was that Section 12.2 could be interpreted to mean that Maryland General Corporation Law would supersede the limitations on indemnification contained elsewhere in our Articles. The revised language requested by these states, which is included in our amended bylaws, is contained in revised Section 12.2(b) presented below.

•	Some states also requested that we revise Section 12.2(b)(i) and (b)(ii) to state explicitly that their limits on indemnification apply to the Advisor and its affiliates. The Advisor is entitled to indemnification under the Advisory Agreement, which contains limitations identical to those under our Articles, but is not entitled to indemnification under our Articles. Because the Advisor is not entitled to indemnification under our Articles, the Articles’ limits on indemnification omitted to mention the Advisor and its affiliates. Revised Section 12.2(b) explicitly mentions the Advisor and its affiliates in setting forth the limitations on our ability to provide indemnification.

•	The remaining proposed changes to Section 12.2 consist of minor clarifications requested by states or changes to make the rest of Section 12.2 consistent with the revisions noted above.

We propose that Section 12.2 read in its entirety as follows:

“Section 12.2. Limitation of Liability and Indemnification.

(a) In this Section 12.2:

(i) “Indemnitee” means (1) any present or former Director or officer of the Company, (2) any person who while serving in any of the capacities referred to in clause (1) hereof served at the Company’s request as a trust manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another real estate investment trust or foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, and (3) any person nominated or designated by (or pursuant to authority granted by) the Directors or any committee thereof to serve in any of the capacities referred to in clauses (1) or (2) hereof.

(ii) “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

(b) The Company shall indemnify and hold harmless every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding in which he or she was, is or is threatened to be named defendant or respondent, or in which he or she was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his or her serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 12.2(a)(i), subject only to the limitations below or contained in the Articles of Incorporation or any limitations required by the Maryland Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment narrows the limitations of the ability of the Company to provide indemnification rights compared to the limitations existing prior to such amendment); provided, however, that the Company shall not indemnify any Indemnitee, the Advisor or any Affiliates of the Company, nor shall any Indemnitee, the Advisor or any Affiliates of the Company be held harmless for any loss or liability suffered by the Company, unless:

(i) the Indemnitee, Advisor or Affiliate (as applicable) determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company, and

(ii) (1) in the case of the Advisor or any Affiliate, or an Indemnitee which is a Director other than an Independent Director, the loss or liability was not the result of negligence or misconduct by such person or entity, or (2) in the case that the Indemnitee is an Independent Director, the loss or liability was not the result of gross negligence or willful misconduct by the Indemnitee.

(c) Notwithstanding the foregoing, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless at least one of the following conditions are met:

(i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee;

(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or

(iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

(d) Any indemnification of expenses of or agreement to hold harmless an Indemnitee, the Advisor or any Affiliate of the Company may be paid only out of the Net Assets of the Company and no portion may be recoverable from the Stockholders. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

Reasonable expenses shall include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(e) Expenses shall be advanced to an Indemnitee to the fullest extent allowed by applicable law, these Articles of Incorporation and the Bylaws. Reasonable expenses (including court costs and attorneys’ fees) incurred by an Indemnitee who was or is a witness or was, is or is threatened to be made a named defendant or respondent in a Proceeding, shall be paid or reimbursed by the Company at reasonable intervals in advance of the final disposition of such Proceeding after receipt by the Company of a written undertaking by or on behalf of such Indemnitee to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest, if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized in this Section 12.2. Such written undertaking shall be an unlimited obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment. The Company may only pay or reimburse expenses and other costs for Indemnitees in the event (i) the applicable Proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company and (ii) the Proceeding was initiated by a third party who is not a Stockholder of the Company or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement or payment.

(f) The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, regardless of whether the Company would have the power or the obligation to indemnify him or her against such liability under the provisions of this Article XII.”

The board of directors unanimously recommends that you vote FOR the proposed amendment (Item 2A on the proxy card). Approval of this amendment requires the affirmative vote of the holders of a majority (           shares) of our outstanding shares of common stock entitled to vote.

Proposal 2B:  Amendment regarding share voting rights of our Advisor, our directors and their respective affiliates.

Section 8.6 of our Articles sets forth limitations on the voting rights of our Advisor and non-independent directors in their capacities as shareholders and specifically lists certain actions with regard to which our Advisor, our non-independent directors and their respective affiliates may not vote. We are proposing to revise Section 8.6 to provide that none of our directors, regardless of his or her independence, may vote his or her shares on such matters. As revised, Section 8.6 will read in its entirety as follows:

“Section 8.6.  Voting Limitations on Shares Held by the Advisor, Directors and Affiliates.  In compliance with the NASAA Guidelines, with respect to Shares owned by the Advisor, the Directors or any of their respective Affiliates, none of the Advisor, the Directors, or any Affiliate of the Advisor or any Director, may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, any Director or any of their respective Affiliates, or on any transaction between the Company and the Advisor, any Director or any of their respective Affiliates. All shares owned by the Advisor, any Director, and any of their respective Affiliates shall be excluded in determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, any Director and any of their respective Affiliates may not vote or consent.”

The board of directors unanimously recommends that you vote FOR the proposed amendment (Item 2B on the proxy card). Approval of this amendment requires the affirmative vote of the holders of a majority (           shares) of our outstanding shares of common stock entitled to vote.

Proposal 2C:  Amendment regarding definitions.

We are proposing the following changes to defined terms in Section 2.2 of our Articles (minor changes are underlined):

(1) Independent Director.  We propose to add the phrase “organized by the” before the word “Sponsor” in Part (v) of the definition of “Independent Director.” The definition as revised will read as follows:

“Independent Director” means a Director who is not, and within the last two years has not been, directly or indirectly associated with the Advisor or Sponsor by virtue of (i) ownership of an interest in the Advisor or Sponsor or their Affiliates, (ii) employment by the Advisor or Sponsor or their Affiliates, (iii) service as an officer, trust manager or director of the Advisor or Sponsor or their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director, trust manager or trustee of more than three real estate investment trusts advised by the Advisor or organized by the Sponsor, or (vi) maintenance of a material business or professional relationship with the Advisor or Sponsor or any of their Affiliates. An indirect relationship shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisor or Sponsor or any of their Affiliates or the Company. A business or professional relationship is considered material if the gross revenue derived by the Director from the Advisor or Sponsor and their Affiliates exceeds five percent of either the Director’s annual gross revenue during either of the last two years or the Director’s net worth on a fair market value basis.

The addition in clause (v) clarifies the categories of real estate investment trusts through which a director would be considered associated with our Advisor or Sponsor.

(2) Organizational and Offering Expenses.  We propose to replace the first sentence of the definition of “Organizational and Offering Expenses” as follows:

Original sentence:

“Organization and Offering Expenses” consists of actual legal, accounting, printing, marketing and other accountable offering-related expenses, other than selling commissions and the dealer manager fee.

Revised sentence:

“Organization and Offering Expenses” consists of all expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the Company for registration and subsequently offering and distributing it to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees and accountants’ and attorneys’ fees.

This replacement makes explicit that our definition of “Organization and Offering Expenses” is equivalent to that set forth in the NASAA Statement of Policy Regarding Real Estate Investment Trusts.

(3) Person.  We propose to add “a limited liability company” to the definition of “Person” so that the definition will read as follows:

“Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and (for purposes of Article VII) a group to which an Excepted Holder Limit applies.

This revision clarifies that a limited liability company is considered a person under our Articles.

(4) Roll-Up Transaction.  We propose to add the words “or Sponsor” after the word “Advisor” in the definition of “Roll-Up Transaction.” The definition as revised will read as follows:

“Roll-up Transaction” means a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include: (i) a transaction involving securities of the Company that have been listed on a national securities exchange or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System for at least 12 months, or (ii) a transaction involving the conversion to limited liability company, trust, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company, compensation to the Advisor or Sponsor or the investment objectives of the Company.

This revision has the effect of excluding from the definition of a Roll-Up Transaction transactions that change the business form of the company but do not change the compensation of the Sponsor.

The board of directors unanimously recommends that you vote FOR the proposed amendment (Item 2C on the proxy card). Approval of this amendment requires the affirmative vote of the holders of a majority of our outstanding shares of common stock entitled to vote, or           shares.

RELATIONSHIP WITH INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (including its affiliates, “Deloitte & Touche”) audited our financial statements for the years ended December 31, 2006 and 2005. Deloitte & Touche reports directly to our Audit Committee.

Fees

Deloitte & Touche’s aggregate fees billed to us for the fiscal years ended December 31, 2006 and 2005 are as follows:

Audit Fees:	$390,509 for 2006 and $430,093 for 2005.
Audit-Related Fees:	$272,231 for 2006 and $261,802 for 2005. These primarily relate to internal control attestation consultations, accounting consultations and other attestation services.
Tax Fees:	$0 for both 2006 and 2005.
Total Fees:	$662,740 for 2006 and $691,895 for 2005.

Deloitte & Touche also audits the financial statements of the Core Fund and its properties, as well as provides other services to the Core Fund. Deloitte & Touche billed the Core Fund approximately $[     ] during 2006 and $500,000 during 2005 for these services.

Pre-approval Policies and Procedures

Our Audit Committee has adopted a pre-approval policy requiring the Audit Committee to pre-approve all audit and permissible non-audit services to be performed by Deloitte & Touche. In determining whether or not to pre-approve services, the Audit Committee will consider whether the service is a permissible service under the rules and regulations promulgated by the SEC, and, if permissible, the potential effect of such services on the independence of Deloitte & Touche. All services performed for us in 2006 were pre-approved or ratified by our Audit Committee.

AUDIT COMMITTEE REPORT

To the Directors of Hines Real Estate Investment Trust, Inc.:

We have reviewed and discussed with management and the independent registered public accounting firm Hines Real Estate Investment Trust, Inc.’s audited financial statements as of and for the year ended December 31, 2006.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications, promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and have discussed with the auditors the auditors’ independence. We have also considered whether the auditors’ provision of non-audit services to Hines Real Estate Investment Trust, Inc. and its affiliates is compatible with the auditors’ independence.

Based on the reviews and discussions referred to above, we recommended to the board of directors that the financial statements referred to above be included in Hines Real Estate Investment Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006.

Audit Committee

Stanley D. Levy, Chairman
George A. Davis
Thomas A. Hassard

PROPOSAL THREE:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche acted as our independent registered public accounting firm to audit our books and records for the year ended December 31, 2006, and the Audit Committee has appointed Deloitte & Touche as our independent registered public accounting firm for 2007. Ratification of the appointment of auditors requires a majority of the votes cast. Any shares not voted, whether by abstention, broker non-vote, or otherwise, have no impact on the vote.

Our board of directors unanimously recommends a vote FOR ratification of the appointment by our board of directors of Deloitte & Touche as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

Although not required by law or our governance documents, we believe ratification of this appointment is good corporate practice because the audit of our books and records is a matter of importance to our shareholders. If our shareholders do not ratify the appointment, our Audit Committee will reconsider the appointment of Deloitte & Touche, but still may elect to retain them. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time if it determines that such a change would be in our best interest and the best interest of our shareholders.

Representatives of Deloitte & Touche are expected to be present at the annual meeting, with the opportunity to make a statement if they choose to do so, and will be available to respond to appropriate questions from our shareholders.

OTHER MATTERS PRESENTED FOR ACTION AT THE 2007 ANNUAL MEETING

Our board of directors does not intend to present for action at the 2007 Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Shareholders. If any other matter is properly presented for action at the meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Shareholder Proposals in the Proxy Statement.  Rule 14a-8 under the Exchange Act addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of shareholders. Under Rule 14a-8, in order for a shareholder proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2008 annual meeting of shareholders, the proposal must be received at our principal executive offices no later than December 20, 2007.

Shareholder Proposals and Nominations for Directors to Be Presented at Meetings.  For any proposal that is not submitted for inclusion in our proxy material for the 2008 annual meeting of shareholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Under our bylaws, for a shareholder proposal to be properly submitted for presentation at our 2008 annual meeting of shareholders, our Secretary must receive written notice of the proposal at our principal executive offices during the period beginning on December 20, 2007 and ending on January 19, 2008 and must contain information specified in our bylaws, including:

•	the name and address of the proposing shareholder (and any beneficial owner on whose behalf the proposal is being made) as they appear on our books;

•	the number of shares of each class of Company stock owned beneficially and of record by the proposing shareholder (and the beneficial owner, if any);

•	as to each director nominee,

•	the name, age, business address, and residence address of the nominee;

•	the number of shares of each class of Company stock beneficially owned by the nominee;

•	all other information relating to the nominee that is required under Regulation 14A under the Exchange Act to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved); and

•	as to any other business that the shareholder proposes to bring before the meeting,

•	a brief description of the business to be brought before the meeting;

•	the reasons for conducting such business at the meeting; and

•	any material interest in such business that the proposing shareholder (and the beneficial owner, if any) may have.

All nominations must also comply with our Articles. All proposals should be sent via registered, certified or express mail to our Secretary at our principal executive offices at: Hines REIT, 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056-6118, Attention: Frank Apollo, Secretary (telephone: (888) 220-6121).

You may obtain a copy of our Articles and our bylaws, in which these procedures are set forth, upon written request to our Secretary at the address above.

By Order of the Board of Directors,

FRANK R. APOLLO
Secretary

Houston, Texas
April  , 2007

Appendix A

SECOND
 AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
HINES REAL ESTATE INVESTMENT TRUST, INC.

ARTICLE I

ORGANIZATION

Hines Real Estate Investment Trust, Inc. (the “Company”) is a Maryland Corporation within the meaning of the Maryland General Corporation Law (“Maryland Corporation Law”).

ARTICLE II

NAME AND CERTAIN DEFINITIONS

Section 2.1.  Name.  The name of the Company is “Hines Real Estate Investment Trust, Inc.” The Board of Directors of the Company (the “Board of Directors”) may determine that the Company may use any other designation or name for the Company.

Section 2.2.  Certain Definitions.  As used in these Articles of Incorporation, the terms set forth below shall have the following respective meanings:

“Acquisition Expenses” means any and all expenses incurred by the Company, the Advisor, the Operating Partnership, or any Affiliate thereof in connection with the selection or acquisition of any Property, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance, and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.

“Acquisition Fee” means any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Company or the Advisor) in connection with the purchase, development or construction of a Property, including, without limitation, real estate commissions, acquisition fees, finder’s fees, selection fees, Development Fees and Construction Fees (except as provided in the following sentence), nonrecurring management fees, consulting fees, loan fees, points, or any other fees or commissions of a similar nature. Acquisition Fee also means the component of the Participation Interest (as such term is defined in the OP Partnership Agreement) attributable to the purchase, development or construction of a Property. Excluded shall be any commissions or fees incurred in connection with the leasing of property, and Development Fees or Construction Fees paid to any Person or entity not affiliated with the Advisor in connection with the actual development and construction of any Property.

“Advisor” or “Advisors” means the Person or Persons, if any, appointed, employed or contracted with by the Company pursuant to Article IX hereof and responsible for directing or performing the day-to-day business affairs of the Company, including any Person to whom the Advisor subcontracts substantially all of such functions. The initial Advisor is Hines Advisors Limited Partnership.

“Advisory Agreement” means the agreement between the Company and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Company.

“Affiliate” means; (A) any Person directly or indirectly owning, controlling, or holding, with power to vote, ten percent or more of the outstanding voting securities of such other Person, (B) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with the power to vote, by such other Person, (C) any Person directly or indirectly controlling, controlled by, or under common control with such other Person, (D) any executive officer, director, trustee or general partner of such other person, or (E) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

“Affiliated Seller” means the Sponsor, Advisor, a Director or any Affiliate of the foregoing.

“Aggregate Share Ownership Limit” is defined in Section 7.1(a).

“Average Invested Assets” means, for a specified period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests in and loans secured by real estate before reserves for depreciation or bad debts or other similar non-cash reserves, computed by taking the average of such values at the end of each month during such period.

“Beneficial Ownership” is defined in Section 7.1(b).

“Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

“Bylaws” means the Bylaws of the Company, as the same may be amended from time to time.

“Charitable Beneficiary” is defined in Section 7.1(c).

“Charitable Trust” is defined in Section 7.1(d).

“Charitable Trust Trustee” is defined in Section 7.1(e).

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Shares” is defined in Section 6.1.

“Competitive Real Estate Commission” means a real estate or brokerage commission for the purchase or sale of property which is reasonable, customary, and competitive in light of the size, type, and location of the property.

“Constructive Ownership” is defined in Section 7.1(f).

“Construction Fee” means a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or to provide major repairs or rehabilitation for a Property.

“Control” means, with respect to a Person, the possession (directly or indirectly) of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Contract Price for the Property” means the amount actually paid or allocated to the purchase, development, construction or improvement of a property exclusive of Acquisition Fees and Acquisition Expenses.

“Dealer Manager” means Hines Real Estate Securities, Inc., an Affiliate of the Advisor, or such other Person or entity selected by the Board of Directors to act as the dealer manager for the offering of the Shares. Hines Real Estate Securities, Inc. is a member of the National Association of Securities Dealers, Inc.

“Development Fee” means a fee for the packaging of a Property, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and financing for the specific Property, either initially or at a later date.

“Director” is defined in Section 5.2(a).

“Dividends” means any distributions of money or other property by the Company to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes.

“Excepted Holder” is defined in Section 7.1(g).

“Excepted Holder Limit” is defined in Section 7.1(h).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Gross Proceeds” means the aggregate purchase price of all Shares sold for the account of the Company, without deduction for Selling Commissions, volume discounts, fees paid to the Dealer Manager or other Organization and Offering Expenses. For the purposes of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Company are not reduced) shall be deemed to be the full amount of the offering price per Share.

“Indemnitee” is defined in Section 12.2(a).

“Independent Director” means a Director who is not, and within the last two years has not been, directly or indirectly associated with the Advisor or Sponsor by virtue of (i) ownership of an interest in the Advisor or Sponsor or their Affiliates, (ii) employment by the Advisor or Sponsor or their Affiliates, (iii) service as an officer, trust manager or director of the Advisor or Sponsor or their Affiliates, (iv) performance of services, other than as a Director, for the Company, (v) service as a director, trust manager or trustee of more than three real estate investment trusts advised by the Advisor or organized by the
  Sponsor, or (vi) maintenance of a material business or professional relationship with the Advisor or Sponsor or any of their Affiliates. An indirect relationship shall include circumstances in which a Director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Advisor or Sponsor or any of their Affiliates or the Company. A business or professional relationship is considered material if the gross revenue derived by the Director from the Advisor or Sponsor and their Affiliates exceeds five percent of either the Director’s annual gross revenue during either of the last two years or the Director’s net worth on a fair market value basis.

“Independent Expert” means a Person or entity with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Company.

“Leverage” means the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

“Market Price” means, with respect to a specific date: (a) the last reported sales price per share of the Shares at the close of trading (whether or not the last reported sale occurred on such date) as reported in the Wall Street Journal on the first Business Day of the calendar quarter immediately preceding the applicable date, or (b) if the Shares have not yet been listed on a national securities exchange, national market quotation system or over-the-counter market, the fair market value of the Shares as determined by a third party chosen by the Board on the first Business Day of the calendar quarter immediately preceding the date for which the value of the Shares is being determined.

“Maryland Corporation Law” is defined in Article I.

“Net Assets” means the total assets of the Company (other than intangibles), at cost, before deducting depreciation or other non-cash reserves, less total liabilities, calculated quarterly by the Company on a basis consistently applied.

“Net Income” means for any period, the total revenues applicable to such period, less the total expenses applicable to such period excluding additions to reserves for depreciation, bad debts or other similar non-cash reserves; provided, however, Net Income for purposes of calculating total allowable Operating Expenses shall exclude the gain from the sale of the Company’s assets.

“
Official Capacity”
  ~~is defined in Section 12.2(a).~~

“OP Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as the same may be amended from time to time.

“OP Units” means Partnership Units (as such term may be defined in the OP Partnership Agreement from time to time) representing partner interests in the Operating Partnership.

“Operating Expenses” means all costs and expenses incurred by the Company, as determined under generally accepted accounting principles, which in any way are related to the operation of the Company or to Company business, including advisory expenses, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration, and stock exchange listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees, (vi) Acquisition Fees and Acquisition Expenses, (vii) distributions made pursuant to percentage interests in the Operating Partnership and (viii) real estate commissions on the resale of property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans, or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property). Operating Expenses also means the component of the Participation Interest (as such term is defined in the OP Partnership Agreement) attributable to the operation of the Company or to Company business.

“Operating Partnership” means Hines REIT Properties, L.P., a Delaware limited partnership and any successor thereof.

“~~Organization and Offering Expenses~~” ~~consists of actual legal, accounting, printing, marketing and other accountable offering-related expenses, other than selling commissions and the dealer manager fee. Organization and Offering Expenses may include, but are not limited to: (i) amounts to reimburse the Advisor for all marketing related costs and expenses such as salaries and direct expenses of the Advisor’s employees or employees of the Advisor’s Affiliates in connection with registering and marketing the Shares; (ii) salaries and direct expenses of employees of the Dealer Manager while preparing for the offering and marketing of the Shares and in connection with their wholesaling activities, (iii) travel and entertainment expenses related to the offering and marketing of the Shares; (iv) facilities and technology costs and other costs and expenses associated with the offering and to facilitate the marketing of the Shares; (v) costs and expenses of conducting our educational conferences and seminars; (vi) costs and expenses of attending broker-dealer sponsored conferences; and (vii) payment or reimbursement of bona fide due diligence expenses~~.

“Organizational and Offering Expenses”
 means all expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the Company for registration and subsequently offering and distributing it to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under Federal and State laws, including taxes and fees, accountants’ and attorneys’ fees.

“Person” shall mean an individual, corporation, partnership
, limited liability company
 , estate, trust, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and (for purposes of Article VII) a group to which an Excepted Holder Limit applies.

“Preferred Shares” is defined in Section 6.1.

“Proceeding” is defined in Section 12.2(a).

“Prohibited Owner” is defined in Section 7.1(i).

“Property” or “Properties” means the real properties or real estate investments which are acquired by the Company either directly or through the Operating Partnership, joint ventures, partnerships or other entities.

“REIT” means a “real estate investment trust” as defined in Section 856 of the Code and applicable Treasury Regulations.

“Reinvestment Plan” is defined in Section 6.9.

“Restricted Initial Investment” means the first $200,000 (in the form of 20,000 OP Units of the Operating Partnership or 20,000 Shares of the Company) invested by the Sponsor or its Affiliates as a portion of the initial capitalization of the Company (by an investment in the Operating Partnership or the Company) contributed by the Sponsor or its Affiliates.

“Restriction Termination Date” is defined in Section 7.1(j).

“Roll-up Entity” means a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.

“Roll-up Transaction” means a transaction involving the acquisition, merger, conversion, or consolidation, directly or indirectly, of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include: (i) a transaction involving securities of the Company that have been listed on a national securities exchange or included for quotation on the National Market System of the National Association of Securities Dealers Automated Quotation System for at least 12 months, or (ii) a transaction involving the conversion to limited liability company, trust, or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in Stockholder voting rights, the term of existence of the Company, compensation to the Advisor or Sponsor
  or the investment objectives of the Company.

“Securities” means Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Commissions” means any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager.

“Share Ownership Limit” is defined in Section 7.1(k).

“Shares” is defined in Section 6.1.

“Soliciting Dealers” means those broker-dealers that are members of the National Association of Securities Dealers, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other selling agreements with the Dealer Manager to sell Shares.

“Sponsor” means any Person directly or indirectly instrumental in organizing, wholly or in part, the Company or any Person who will control, manage or participate in the management of the Company, and any Affiliate of such Person. Not included is any Person whose only relationship with the Company is that of an independent property manager of Company assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. A Person may also be deemed a Sponsor of the Company by:

(a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Company, either alone or in conjunction with one or more other Persons;

(b) receiving a material participation in the Company in connection with the founding or organizing of the business of the Company, in consideration of services or property, or both services and property;

(c) having a substantial number of relationships and contacts with the Company;

(d) possessing significant rights to control Company properties;

(e) receiving fees for providing services to the Company which are paid on a basis that is not customary in the Company’s industry; or

(f) providing goods or services to the Company on a basis which was not negotiated at arm’s length with the Company.

“Stockholder List” is defined in Section 8.8(a).

“Stockholders” means the holders of record of Shares.

“Transfer” shall mean any direct or indirect issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

“2%/25% Guidelines” is defined in Section 9.7.

“Unimproved Real Property” means Property in which the Company has an equity interest that is not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE III

POWERS AND PURPOSE

The Company is organized as a corporation under the Maryland Corporation Law for any lawful business or activity permitted to corporations generally by the Maryland Corporation Law (including, without limitation or obligation, engaging in business as a REIT) and shall have all further powers consistent with such law and appropriate to attain its purposes, including, without limitation or obligation, qualifying as a REIT.

ARTICLE IV

RESIDENT AGENT AND PRINCIPAL OFFICE

The name of the resident agent of the Company in the State of Maryland is The Corporation Trust Company Incorporated, whose address is 300 East Lombard Street, Baltimore, Maryland 21202. The resident agent is a Maryland corporation. The post office address of the principal office of the Company in the State of Maryland is 300 East Lombard Street, Baltimore, Maryland 21202. The Company may have such offices or places of business within or outside the State of Maryland as the Board of Directors may from time to time determine.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1.  Powers.

(a) Subject to the limitations herein or in the Bylaws, the business and affairs of the Company shall be managed under the direction of the Board of Directors. The Board of Directors shall have the full, exclusive and absolute power, control and authority over the property of the Company and over the business of the Company. The Board of Directors may take any actions as in its sole judgment and discretion are necessary or desirable to conduct the business of the Company. These Articles of Incorporation shall be construed with a presumption in favor of the grant of power and authority to the Board of Directors. Any construction of these Articles of Incorporation or determination made in good faith by the Board of Directors concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Board of Directors included in these Articles of Incorporation or in the Bylaws shall in no way be construed or deemed, by inference or otherwise, in any manner to exclude or limit the powers conferred upon the Board of Directors under the Maryland Corporation Law, general laws of the State of Maryland or any other applicable laws.

(b) Except as otherwise provided in the Bylaws, the Board of Directors, without any action by the Stockholders, shall have and may exercise, on behalf of the Company, without limitation, the power to:

(i) adopt, amend and repeal the Bylaws, provided that the Board of Directors may not amend the Bylaws, without the affirmative vote of the holders of a majority of the Shares, to the extent that such amendments adversely affect the rights, preferences and privileges of Stockholders;

(ii) elect officers in the manner prescribed in the Bylaws;

(iii) solicit proxies from Stockholders; and

(iv) do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

(c) The Board of Directors shall take such efforts as they deem necessary to cause the Company to satisfy the requirements for qualification as a REIT under the provisions of the Code applicable to REITs. The Board of Directors shall take no action to disqualify the Company as a REIT or to otherwise revoke the Company’s election to be taxed as a REIT without the affirmative vote of holders representing a majority of the Shares entitled to vote on such matter at a meeting of the Stockholders.

Section 5.2.  Number and Classification.

(a) The Board of Directors initially has five members (the “Directors”). The number of Directors shall be fixed by, or in the manner provided in, the Bylaws of the Company, and may be increased or decreased from time to time in the manner prescribed in the Bylaws; provided, however, that the number of Directors shall never be fewer than three nor more than ten. The holders of a majority of the shares of equity stock outstanding present in person or by proxy at an annual meeting of Stockholders at which a quorum is present may, without the necessity for concurrence by the Board of Directors, vote to elect the Directors. Each Director shall hold office for one year, until the next annual meeting of Stockholders, or (if longer) until a successor has been duly elected and qualified. Directors may be elected to an unlimited number of successive terms.

(b) The name and address of the Directors who shall serve until their successors are duly elected and qualified are:

Name	Address

Jeffrey C. Hines	c/o 2800 Post Oak Boulevard, Suite 5000 Houston, Texas 77056-6118
C. Hastings Johnson	c/o 2800 Post Oak Boulevard, Suite 5000 Houston, Texas 77056-6118
Stanley D. Levy	c/o 2800 Post Oak Boulevard, Suite 5000 Houston, Texas 77056-6118
Thomas A. Hassard	c/o 2800 Post Oak Boulevard, Suite 5000 Houston, Texas 77056-6118
George A. Davis	c/o 2800 Post Oak Boulevard, Suite 5000 Houston, Texas 77056-6118

(c) If a vacancy in the Board of Directors shall occur or be created (whether arising through death, retirement, resignation or removal or through an increase in the number of Directors), the vacancy shall be filled by the affirmative vote of a majority of the remaining Directors, even though less than a quorum of the Board of Directors may exist, or by the affirmative vote of the holders of at least a majority of the outstanding Common Shares.

(d) A majority of the Board of Directors will be Independent Directors except for a period of 60 days after the death, removal or resignation of an Independent Director. Any vacancies will be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum. When possible, Independent Directors shall nominate replacements for vacancies in the Independent Director positions. No reduction in the number of Directors shall cause the removal of any Director from office prior to the expiration of his term. Cumulative voting for the election of Directors is prohibited.

Section 5.3.  Experience.  A Director shall have had at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company. At least one of the Independent Directors shall have three years of direct experience in acquiring or managing the type of real estate to be acquired by the Company.

Section 5.4.  Committees.  Subject to Maryland law, the Directors may establish such committees as they deem appropriate, in their discretion, provided that at least a majority of the members of each committee are Independent Directors.

Section 5.5.  Fiduciary Obligations.  The Directors serve in a fiduciary capacity to the Company and the Stockholders and have a fiduciary duty to supervise the relationship between the Company and the Advisor.

Section 5.6.  Resignation or Removal.  Any Director may resign by written notice to the Board of Directors, effective upon execution and delivery to the Company of such written notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares or other classes of Common Shares to elect one or more Directors (if any), a Director may be removed at any time, with or without cause, by either a majority of the Directors, or by the affirmative vote of the holders of not less than a majority of the shares of equity stock outstanding and entitled to vote generally in the election of Directors at a meeting of the Stockholders.

Section 5.7.  Determination of Best Interests of Company.  In determining what is in the best interests of the Company, a Director shall consider the interests of the Stockholders and, in his sole and absolute discretion, may consider any other factors or interests allowed by the Maryland Corporation Law or other applicable law.

Section 5.8.  Approval by Independent Directors.  A majority of Independent Directors must approve all applicable matters to which Sections 6.9, 9.1, 9.2, 9.5, 9.6, 9.7, 9.8, 10.2, 10.4(f), 10.4(j) and 12.2 herein apply.

Section 5.9.  Business Combination Statute.  Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Business Combination Statute, found in Title 3, subtitle 6 of the Maryland Corporation Law, as amended from time to time, or any successor statute thereto, shall not apply to any “business combination” (as defined in Section 3-601(e) of the Maryland Corporation Law, as amended from time to time, or any successor statute thereto) of the Company and any Person.

Section 5.10.  Control Share Acquisition Statute.  Notwithstanding any other provision of these Articles of Incorporation or any contrary provision of law, the Maryland Control Share Acquisition Statute, found in Title 3, subtitle 7 of the Maryland Corporation Law, as amended from time to time, or any successor statute thereto shall not apply to any acquisition of Securities of the Company by any Person.

ARTICLE VI

SHARES

Section 6.1.  Authorized Shares.  The total number of shares of capital stock (the “Shares”) which the Company has authority to issue is 2,000,000,000, consisting of: (a) 1,500,000,000 common shares, $0.001 par value per share (“Common Shares”), and (b) 500,000,000 preferred shares, $0.001 par value per share (“Preferred Shares”). To the extent permitted by Maryland law, the Board of Directors may amend these Articles of Incorporation to increase or decrease the aggregate number of Shares that the Company is authorized to issue, without any action of the Stockholders of the Company. Pursuant to Section 2-208 of the Maryland Corporation Law, the Board of Directors may classify or reclassify any authorized but unissued Shares from time to time, without amending the Articles of Incorporation. The Company shall at all times reserve and keep available, out of its authorized but unissued Shares, such number of Shares as shall from time to time be sufficient solely for the purpose of effecting the redemption, conversion or exchange of the Class B Interest in the Operating Partnership and outstanding OP Units not owned by the Company which are convertible or exchangeable into Shares. The Company shall issue Shares upon the redemption, conversion or exchange of the Class B Interest and OP Units in accordance with the terms of the OP Partnership Agreement. All Shares shall be personal property entitling the Stockholders only to those rights provided in these Articles of Incorporation or designated by the Board of Directors in accordance with these Articles of Incorporation. The Stockholders shall have no interest in the property of the Company and shall have no right to compel any partition, division, dividend or distribution of the Company or the Company’s assets except as specifically set forth in these Articles of Incorporation. All Stockholders are subject to the provisions of these Articles of Incorporation and the Bylaws.

Section 6.2.  Common Shares.  The Common Shares shall be subject to the express terms of any series of Preferred Shares. To the extent permitted by Maryland law and as contemplated by Section 6.4, the Board of Directors may reclassify any authorized but unissued Common Shares from time to time into one or more classes or series of Shares. Subject to the provisions of Article VII, each Common Share shall entitle the holder thereof to one vote on each matter upon which holders of all Common Shares are entitled to vote. The holders of all Common Shares will participate equally in (i) dividends payable to holders of Common Shares when and as authorized and declared by the Board of Directors and (ii) the Company’s net assets available for distribution to holders of Common Shares upon liquidation or dissolution.

Section 6.3.  Preferred Shares.  The Board of Directors are hereby expressly granted the authority to authorize from time to time the issuance of one or more series or classes of Preferred Shares. Notwithstanding any other provision in these Articles, the issuance of one or more series or classes of Preferred Shares must be approved by a majority of the Independent Directors who do not have an interest in the transaction and who have access, at the Company’s expense, to the Company’s or independent counsel. Prior to the issuance of each such class or series, the Board of Directors, by resolution, shall fix the number of shares to be included in each series or class, and the designation, preferences, terms, rights, restrictions, limitations and qualifications and terms and conditions of redemption of the shares of each class or series.

(a) The authority of the Board of Directors with respect to each series or class shall include, but not be limited to, determination of the following:

(i) The designation of the series or class, which may be by distinguishing number, letter, or title.

(ii) The dividend rate on the Shares of the series or class, if any, whether any dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the series or class.

(iii) The redemption rights, including conditions and the price or prices, if any, for Shares of the series or class.

(iv) The terms and amounts of any sinking fund for the purchase or redemption of Shares of the series or class.

(v) The rights of the Shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, and the relative rights of priority, if any, of payment of Shares of the series or class.

(vi) Whether the Shares of the series or class shall be convertible into Shares of any other class or series, or any other security, of the Company or any other corporation or other entity, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such Shares shall be convertible and all other terms and conditions upon which such conversion may be made.

(vii) Restrictions on the issuance of Shares of the same series or class or of any other class or series.

(viii) The voting rights of the holders of Shares of the series or class.

(ix) Any other relative rights, preferences and limitations on that series or class, subject to the express provisions of any other series or class of Preferred Shares then outstanding.

(b) Notwithstanding the authority granted to the Board of Directors in paragraph (a) above:

(i) The voting rights per Preferred Share of any series or class of Preferred Shares sold in a private offering shall not exceed voting rights which bear the same relationship to the voting rights of Shares as the consideration paid to the Company for each privately-held Preferred Share bears to the book value of each outstanding Share.

(ii) In the event Preferred Shares are issued to the Advisor or an Affiliate of the Advisor, a majority of the Independent Directors must approve such issuance in accordance with the requirements contained in Sections 9.2(b) and 11.3.

Notwithstanding any other provision of these Articles of Incorporation, the Board of Directors may increase or decrease (but not below the number of Shares of such series then outstanding) the number of Shares, or alter the designation or classify or reclassify any unissued Shares of a particular series or class of Preferred Shares, by fixing or altering, in one or more respects, from time to time before issuing the Shares, the terms, rights, restrictions and qualifications of the Shares of any such series or class of Preferred Shares.

Section 6.4.  Classified or Reclassified Shares.  Prior to the issuance of Shares classified or reclassified by the Board of Directors pursuant to Section 6.1, the Board of Directors by resolution shall (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set, subject to the provisions of Article VI and VII and subject to the express terms, rights, powers and preferences of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Company to file articles supplementary with the State Department of Assessments and Taxation of Maryland (the “Department”) pursuant to Section 2-208 of the Maryland Corporation Law. Any of the terms of any class or series of Shares established pursuant to this Section 6.4(c) or otherwise in these Articles of Incorporation may be made dependent upon facts or events ascertainable outside these Articles of Incorporation (including determinations or actions by the Board of Directors) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the Articles of Incorporation.

Section 6.5.  Authorization by the Board of Directors of Share Issuance.

(a) The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration (whether in cash, property, past or future services, obligation for future payment or otherwise) as the Board of Directors may deem advisable (or without consideration in the case of a Share split, Share dividend or as otherwise allowed by the Maryland Corporation Law in order to qualify as a REIT), subject to such restrictions or limitations, if any, as may be set forth in these Articles of Incorporation or the Bylaws.

(b) Notwithstanding any other provision in these Articles of Incorporation, no determination shall be made by the Board of Directors and no transaction shall be entered into by the Company that would cause any Shares or other beneficial interest in the Company not to constitute “transferable shares” or “transferable certificates of beneficial interest” under Section 856(a)(2) of the Code, or which would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code. Additionally, the Company may, without the consent or approval of any Stockholder, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share. When issued, all Shares shall be non-assessable.

Section 6.6.  Dividends and Distributions.

(a) Subject to the preferences and rights of any class or series of Shares, the Board of Directors may from time to time authorize and declare to Stockholders such dividends and distributions, in cash or other assets of the Company, or in securities of the Company or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to declare and pay promptly such dividends and distributions as shall be necessary for the Company to qualify as a REIT; however, Stockholders shall have no right to any dividend or distribution unless and until authorized and declared by the Board of Directors.

(b) The Company will make no distributions of in-kind property except for assets in connection with the termination of the Company or readily marketable securities unless: (i) the Board of Directors advises each Stockholder of the risks associated with direct ownership of the property, (ii) the Board of Directors offers each Stockholder the election of receiving in-kind property distributions, and (iii) the Company distributes in-kind property only to those Stockholders who accept such offer by the Board of Directors.

Section 6.7.  Suitability Standards.

(a) Subject to suitability standards established by individual states or any higher standards established by the Board of Directors to become a Stockholder in the Company, if the prospective Stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account as defined in the Code), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Company, among other requirements as the Company may require from time to time:

(i) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $45,000 and a net worth (excluding home, furnishings and automobiles) of not less than $45,000; or

(ii) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $150,000.

(b) The Sponsor and each Person selling Shares on behalf of the Sponsor or the Company shall make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Stockholder. In making this determination, the Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall ascertain that the prospective Stockholder:

(i) meets the minimum income and net worth standards established for the Company;

(ii) can reasonably benefit from the Company based on the prospective Stockholder’s overall investment objectives and portfolio structure;

(iii) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and

(iv) has apparent understanding of: (1) the fundamental risks of the investment; (2) the risk that the Stockholder may lose the entire investment; (3) the lack of liquidity of Company Shares; (4) the restrictions on transferability of Company Shares; (5) the background and qualifications of the Sponsor or the Advisor; and (6) the tax consequences of the investment.

The Sponsor or each Person selling shares on behalf of the Sponsor or the Company shall make this determination on the basis of information or representations it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors. The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain records of the information used to determine that an investment in Shares is suitable and appropriate for a Stockholder. The Sponsor or each Person selling Shares on behalf of the Sponsor or the Company shall maintain these records or copies of representations made for at least six years.

(c) Subject to certain individual state requirements or higher standards established by the Board of Directors from time to time, no Stockholder will be permitted to make an initial investment in the Company by purchasing a number of Shares valued at less than $1,000, and a Stockholder shall not transfer, fractionalize or subdivide such Shares so as to retain less than such minimum number thereof.

Section 6.8.  Repurchase of Shares.  The Board of Directors may establish, from time to time, a program or programs by which the Company voluntarily repurchases Shares from its Stockholders, provided, however, that such repurchase does not impair the capital or operations of the Company. The Sponsor, Advisor, Directors or any Affiliates thereof may not receive any fees on the repurchase of Shares by the Company.

Section 6.9.  Dividend Reinvestment Plans.  The Board of Directors may establish, from time to time, a dividend reinvestment plan or plans (a “Reinvestment Plan”). Pursuant to such Reinvestment Plan, (i) all material information regarding the Dividend to the Stockholders and the effect of reinvesting such Dividend, including the tax consequences thereof, shall be provided to the Stockholders at least annually, and (ii) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan at least annually after receipt of the information required in clause (i) above.

ARTICLE VII

RESTRICTIONS ON TRANSFER AND OWNERSHIP

Section 7.1.  Definitions.  For the purpose of this Article VII, the following terms shall have the following meanings:

(a) “Aggregate Share Ownership Limit” shall mean 9.9% in value of the aggregate of the outstanding Shares. The value of the outstanding Shares shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

(b) “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

(c) “Charitable Beneficiary” shall mean one or more beneficiaries of a Charitable Trust as determined pursuant to Section 7.3(g), provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

(d) “Charitable Trust” shall mean any trust created by the Board of Directors for the purposes of Section 7.3.

(e) “Charitable Trust Trustee” shall mean the trustee of a Charitable Trust. The Charitable Trust Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company and any Prohibited Owner.

(f) “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

(g) “Excepted Holder” shall mean Hines Interests Limited Partnership, a Texas limited partnership, or one of its Affiliates, or a Stockholder of the Company for whom an Excepted Holder Limit is created by this Article VII or by the Board of Directors pursuant to Section 7.2(g).

(h) “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2(g), the percentage limit established by the Board of Directors for such Excepted Holder pursuant to Section 7.2(g). Hines Interest Limited Partnership and its Affiliates shall not have an Excepted Holder Limit.

(i) “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2(a), would Beneficially Own or Constructively Own Shares in violation of the provisions of Section 7.2(a)(i), and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

(j) “Restriction Termination Date” shall mean the first day on which the Board of Directors determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Company to qualify as a REIT.

(k) “Share Ownership Limit” shall mean, as to any class or series of Shares, 9.9% (in value or in number of shares, whichever is more restrictive) of the aggregate number of the outstanding Shares in such class or series. The number and value of outstanding Shares in such class or series shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

Section 7.2.  Ownership and Transfer Restrictions.

(a) Ownership Limitations.  During the period prior to the Restriction Termination Date:

(i) Basic Restrictions.

(A) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares of any particular class or series of Shares in excess of the applicable Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.

(B) No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise cause the Company to fail to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(C) Notwithstanding any other provisions contained herein, any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(ii) Transfer to Charitable Trust.  If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 7.2(a)(i)(A) or (B);

(A) then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2(a)(i)(A) or (B) (rounded to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares, or

(B) if the transfer to the Charitable Trust described in clause (A) of this sentence would not be effective for any reason to prevent the violation of Section 7.2(a)(i)(A) or (B), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 7.2(a)(i)(A) or (B) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b) Remedies for Breach.  If the Board of Directors or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2(a) or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 7.2(a) (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Company to redeem Shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 7.2(a) shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.

(c) Notice of Restricted Transfer.  Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 7.2(a)(i), any Person that is an entity whose stock or equity interests are being transferred, redeemed, acquired or issued in a manner that will or may violate Section 7.2(a)(i), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2(a)(ii), shall immediately give written notice to the Company of such event, or in the case of such a proposed or attempted transaction, give at least 15 days’ prior written notice, and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status as a REIT.

(d) Owners Required To Provide Information.  Prior to the Restriction Termination Date:

(i) Every owner of more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Company stating the name and address of such owner, the number of Shares Beneficially Owned by such owner and a description of the manner in which such Shares are held. Each such owner shall provide to the Company such additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit. In cases where such owner holds Shares on behalf of another Person (the “Actual Owner”) who is required to include the dividends or distributions received from such Shares in its tax return, the foregoing information shall be furnished for, by or on behalf of each Actual Owner.

(ii) Each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the Stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Company such information as the Company may request, in good faith, in order to determine the Company’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(e) Remedies Not Limited.  Subject to Section 5.1 of these Articles of Incorporation, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its Stockholders in preserving the Company’s status as a REIT.

(f) Ambiguity.  In the case of an ambiguity in the application of any of the provisions of any sections of this Article VII, the Board of Directors shall have the power to determine the application of the provisions of such sections with respect to any situation based on the facts known to it. In the event any section of this Article VII requires an action by the Board of Directors and these Articles of Incorporation fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article VII.

(g) Exceptions.

(i) Subject to Section 7.2(a)(i)(B), the Board of Directors, in its sole discretion, may exempt a Person from the Aggregate Share Ownership Limit and/or a Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(A) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such Shares will violate Section 7.2(a)(i)(B);

(B) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or Controlled by the Company) that would cause the Company to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of

Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or Controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT) shall not be treated as a tenant of the Company; and

(C) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2(a) through 7.2(f)) will result in such Shares being automatically transferred to a Charitable Trust in accordance with Sections 7.2(a)(ii) and 7.3.

(ii) Prior to granting any exception pursuant to Section 7.2(g)(i), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(iii) Subject to Section 7.2(a)(i)(B), an underwriter which participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, any Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(iv) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (A) with the written consent of such Excepted Holder at any time, or (B) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Share Ownership Limit.

(h) Increase in Aggregate Share Ownership and Share Ownership Limits.  The Board of Directors may from time to time, in its sole discretion, increase any Share Ownership Limit and the Aggregate Share Ownership Limit.

(i) Legend.  If the Company issues certificates for Shares, each certificate for Shares shall bear substantially the following legend:

“The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Company’s maintenance of its status as a Real Estate Investment Trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Company’s Articles of Incorporation, (i) no Person may Beneficially or Constructively Own Common Shares of the Company in excess of 9.9% (in value or number of shares) of the outstanding shares of any series or class of Shares of the Company unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares of the Company in excess of 9.9% of the value of the total outstanding Shares of the Company, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Company being “closely held” under Section 856(h) of the Code or otherwise cause the Company to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in Shares of the Company being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Company. If any of the foregoing restrictions on transfer or ownership are violated, the Shares represented hereby will be automatically transferred to a Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio.  All capitalized terms in this legend have the meanings defined in the Company’s Articles of Incorporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Company on request and without charge.”

Instead of the foregoing legend, the certificate may state that the Company will furnish a full statement about certain restrictions on transferability to a Stockholder on request and without charge.

Section 7.3.  Transfer of Shares in Company.

(a) Ownership in Company.  Upon any purported Transfer or other event described in Section 7.2(a)(ii) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trust Trustee to be held in a trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trust Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2(a)(ii). Each Charitable Beneficiary shall be designated by the Company as provided in Section 7.3(g).

(b) Status of Shares Held by the Charitable Trust Trustee.  Shares held by the Charitable Trust Trustee shall be issued and outstanding Shares of the Company. The Prohibited Owner shall have no rights in the shares held by the Charitable Trust Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trust Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.

(c) Dividend and Voting Rights.  The Charitable Trust Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid to a Prohibited Owner prior to the discovery by the Company that Shares have been transferred to the Charitable Trust Trustee shall be paid with respect to such Shares by the Prohibited Owner to the Charitable Trust Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trust Trustee. Any dividends or distributions so paid over to the Charitable Trust Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trust Trustee, the Charitable Trust Trustee shall have the authority (at the Charitable Trust Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Company that Shares have been transferred to the Charitable Trust Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trust Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible action, then the Charitable Trust Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Company has received notification that Shares have been transferred into a Charitable Trust, the Company shall be entitled to rely on its share transfer and other Stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.

(d) Sale of Shares by Director.  Within a reasonable time after (but no earlier than 30 days) receiving notice from the Company that Shares have been transferred to the Charitable Trust, the Charitable Trust Trustee shall sell the shares held in the Charitable Trust to a Person, designated by the Charitable Trust Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 7.2(a)(i). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trust Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3(d). The Prohibited Owner shall receive the lesser of (i) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares effective on the day of the event causing the Shares to be held in the Charitable Trust and (ii) the price received by the Charitable Trust Trustee from the sale or other disposition of the Shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Company that Shares have been transferred to the Charitable Trust Trustee, such Shares are sold by a Prohibited Owner, then (x) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (y) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3(d), such excess shall be paid to the Charitable Trust Trustee upon demand.

(e) Purchase Right in Shares Transferred to the Charitable Trust Trustee.  Shares transferred to the Charitable Trust Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer until the Charitable Trust Trustee has sold the Shares held in the Charitable Trust pursuant to Section 7.3(d). Upon such a sale to the Company, the proceeds therefrom shall be distributed to the Prohibited Owner or Charitable Beneficiary in the manner described in Section 7.3(d).

(f) Rights Upon Liquidation.  Upon any voluntary or involuntary liquidation, dissolution or winding up (or any other distribution of the assets) of the Company, the Charitable Beneficiary shall be entitled to receive, ratably with each other holder of Shares of the class or series of the Shares that is held in the Charitable Trust, that portion of the assets of the Company available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares held by the Charitable Trust Trustee bears to the total number of applicable Shares then outstanding). The Charitable Trust Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust pursuant to this Section 7.3(f) in the same manner as proceeds from the sale of Shares are distributed pursuant to Section 7.3(d) above.

(g) Designation of Charitable Beneficiaries.  By written notice to the Charitable Trust Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.2(a)(i) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Section 7.4.  Enforcement.  The Company is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII. No delay or failure on the part of the Company or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 7.5.  Settlements.  Nothing in Sections 7.1, 7.2 and 7.3 shall preclude the settlement of any transaction with respect to the Common Shares entered into through the facilities of the New York Stock Exchange or other national securities exchange on which the Common Shares are listed.

Section 7.6.  Severability.  If any provision of this Article VII or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions of this Article VII shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE VIII

STOCKHOLDERS

Section 8.1.  Meetings.  There shall be an annual meeting of the Stockholders, to be held upon reasonable notice and within a reasonable period (at least 30 days after the delivery of the annual report) and convenient location, within or outside of the State of Maryland, as shall be determined by or in the manner prescribed in the Bylaws, for the election of the Directors, to review and discuss the business and affairs of the Company and the Operating Partnership, and for the transaction of any other business within the powers of the Company. The Directors shall take reasonable steps to ensure that the annual meeting is held. A quorum shall exist if at least 50% of the then outstanding Shares entitled to vote at such meeting are present or represented at the meeting. Except as otherwise provided in these Articles of Incorporation in Section 8.11, special meetings of Stockholders may be called in the manner provided in the Bylaws. If there are no Directors, the officers of the Company shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Directors determine or as provided in the Bylaws.

Section 8.2.  Voting Rights.  Subject to the rights and powers of any class or series of Shares then outstanding, the Stockholders shall be entitled to vote only on the following matters:

(a) the election of Directors as provided in Section 5.2(a) and the removal of Directors as provided in Section 5.6;

(b) an amendment of these Articles of Incorporation as provided in Article XIII;

(c) the termination of the Company as provided in Section 15.2;

(d) a merger or consolidation of the Company, or the sale or disposition of substantially all of the Company’s assets, as provided in Article XIV;

(e) the termination of the Company’s status as a REIT for federal income tax purposes as provided by Section 5.1(c); and

(f) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification.

Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board of Directors.

Section 8.3.  Preemptive and Appraisal Rights.  Except as may be provided by the Board of Directors in establishing the terms of any class or series of Shares pursuant to Article VI, or as may otherwise be provided by contract, no holder of Shares shall, as such holder, (a) have any preemptive right to purchase or subscribe for any additional Shares of the Company or any other Securities of the Company which it may issue or sell or (b) except as expressly required by Maryland law, have any right to require the Company to pay him the fair value of his Shares in an appraisal or similar proceeding.

Section 8.4.  Extraordinary Actions.  Except as otherwise expressly provided in these Articles of Incorporation and notwithstanding any provision of law permitting or requiring any action to be taken or authorized by the affirmative vote of the holders of a greater number of votes, any Stockholder action shall be effective and valid if approved by the affirmative vote of holders of Shares representing a majority of all the Shares entitled to vote on the matter.

Section 8.5.  Action By Stockholders Without a Meeting.  To the extent allowed under Maryland Corporation Law, the Bylaws of the Company may provide that any action required or permitted to be taken by the Stockholders may be taken without a meeting by the written consent of the Stockholders entitled to cast a sufficient number of votes to approve the matter as required by statute, these Articles of Incorporation or the Bylaws of the Company, as the case may be.

Section 8.6.  Voting Limitations on Shares Held by the Advisor, Directors and Affiliates.  ~~With~~
. In compliance with the NASAA Guidelines, with
  respect to Shares owned by the Advisor, the ~~non-Independent~~ Directors or any of their respective
 Affiliates, ~~neither~~
none of
  the Advisor, the ~~non-Independent~~ Directors, ~~n~~or any ~~of their Affiliates~~
Affiliate of the Advisor or any Director
 , may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, any ~~non-Independent~~ Director or any of their~~Affiliates or~~
respective Affiliates, or on
  any transaction between the Company and the Advisor ~~or any non-Independent~~
,

any
  Director or any of their respective Affiliates. ~~With respect to Shares owned by any Independent Director, such Independent Director (or any of its Affiliates) may not vote or consent on matters submitted to the Stockholders regarding the removal of such Director or any of its Affiliates or any transaction between the Company and such Director or any of its Affiliates. In~~
All shares owned by the Advisor, any Director, and any of their respective Affiliates shall be excluded in determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, any Director and any of their respective
 Affiliates may not vote or consent, ~~any Shares owned by any of them shall not be included.~~

Section 8.7.  Right of Inspection.  Any Stockholder and any designated representative thereof shall be permitted reasonable access to all corporate records of the Company at and during reasonable times, and may inspect and copy any of them for a reasonable charge
, which shall be limited to the costs of copying and mailing the shareholder list
 . Inspection of the Company books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

Section 8.8.  Access to Stockholder List.

(a) An alphabetical list of the names, addresses and telephone number of the Stockholders of the Company, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Company upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of such list shall be mailed to any Stockholder so requesting within ten days of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for postage costs and expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholder’s voting rights, and the exercise of Stockholder rights under federal proxy laws.

(b) If the Advisor or Directors neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and the Directors shall be liable to any Stockholder requesting the list for the costs, including attorney’s fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the list is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to and shall not in any way limit other remedies available to Stockholders under federal law, or the laws of any state.

Section 8.9.  Reports.  The Directors, including the Independent Directors, shall take reasonable steps to ensure that the Company shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year and each holder of other publicly-held securities of the Company within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the date of the initial public offering of the Shares which shall include: (i) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (ii) the ratio of the costs of raising capital during the period to the capital raised; (iii) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Company and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties in connection with the operation of the Company by such third parties; (iv) the Operating Expenses of the Company, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (v) a report from the Independent Directors that the policies being followed by the Company are in the best interests of its Stockholders and the basis for such determination; (vi) separately stated, full disclosure of all material terms, factors, and circumstances surrounding any and all transactions involving the Company, Directors, Advisors, Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions; and (vii) Dividends to the Stockholders for the period, identifying the source of such Dividends, and if such information is not available at the time of the distribution, a written explanation of the relevant circumstances will accompany the Dividends.

Section 8.10.  Rights of Objecting Stockholders.  Stockholders shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the Maryland Corporation Law unless the Board of Directors shall determine that such rights shall apply, with respect to all or any classes or series of Shares, to a particular transaction or all transactions occurring after the date of such approval in connection with which Stockholders would otherwise be entitled to exercise such rights.

Section 8.11.  Special Meetings.  Special meetings of stockholders, for any purpose or purposes, may be called by the Chief Executive Officer of the Company, by a majority of the Board of Directors or by a majority of the Independent Directors and shall be called by the President of the Company at the request in writing of stockholders owning not less than 10% of the capital stock of the Company issued and outstanding and entitled to vote at such meeting. Such request shall state the purpose or purposes of the proposed meeting. The Company shall provide all stockholders within ten days after receipt of such request, written notice, either in person or by mail, of a special meeting and the purpose or purposes of such special meeting to be held on a date not less than 15 nor more than 60 days after the distribution of such notice, at a time and place specified in such request, or if none is specified, at a time and place convenient to stockholders.

ARTICLE IX

ADVISOR

Section 9.1.  Appointment and Initial Investment of Advisor.  The Board of Directors is responsible for setting the general policies of the Company and for the general supervision of the Company’s business. However, the Directors are not required personally to conduct the business of the Company, and they may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board of Directors may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Sponsor or any Affiliate may not sell the Restricted Initial Investment while the Sponsor or an Affiliate of the Sponsor remains the initial Advisor.

Section 9.2.  Supervision of Expenses and the Advisor.

(a) The Board of Directors shall evaluate the performance of the Advisor before entering into or renewing the Advisory Agreement and the criteria used in such evaluation shall be reflected in the minutes of meetings of the Board of Directors. The Board of Directors may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Company, to act as agent for the Company, to execute documents on behalf of the Company and to make executive decisions which conform to general policies and principles established by the Board of Directors. The Board of Directors shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Company are in the best interests of the Stockholders and are fulfilled.

(b) The Independent Directors are responsible for reviewing the fees and expenses of the Company at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Company, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated companies. When calculating fees paid to the Sponsor or the Advisor, any fees or compensation paid to the Advisor or to the Sponsor attributable or related to the Company’s investment in Hines-Sumisei U.S. Core Office Fund, L.P. shall be included in such calculation. Each such determination shall be reflected in the minutes of the meetings of the Board of Directors. The Independent Directors will be responsible for reviewing the performance of the Advisor from time to time, but at least annually, and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and the investment performance of the Company and that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as:

(i) the Net Assets and Net Income of the Company;

(ii) the amount of the fees paid to the Advisor in relation to the size, composition and performance of the Company’s portfolio;

(iii) the success of the Advisor in generating opportunities that meet the investment objectives of the Company;

(iv) rates charged to comparable companies and to investors other than comparable companies by advisors performing the same or similar services;

(v) additional revenues realized by the Advisor and its Affiliates through their relationship with the Company, whether paid by the Company or by others with whom the Company does business;

(vi) the quality and extent of service and advice furnished by the Advisor;

(vii) the performance of the investment portfolio of the Company, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations;

(viii) the quality of the portfolio of the Company relative to the investments generated by the Advisor for its own account; and

(ix) other factors related to managing a public company, such as shareholder services and support, compliance with securities laws, including Sarbanes-Oxley and other factors typical of a public company.

The Independent Directors may also consider all other factors which they deem relevant and the findings of the Independent Directors on each of the factors considered shall be placed in the minutes of the meetings of the Board of Directors.

(c) The Board of Directors shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Company and whether the compensation provided for in its contract with the Company is justified.

(d) When calculating fees paid to the Advisor or the Sponsor, any corresponding fees or compensation attributable or related to the Company’s investment in Hines-Sumisei U.S. Core Office Fund, L.P. will be included in such calculation.

Section 9.3.  Fiduciary Obligation of the Advisor.  The Advisor has a fiduciary responsibility to the Company and to the Stockholders.

Section 9.4.  Termination.  Either a majority of the Independent Directors or the Advisor may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Company and the Directors in making an orderly transition of the advisory function.

Section 9.5.  Real Estate Commission on Sale of Property.  The Company may pay the Advisor a real estate disposition fee upon sale of one or more Properties, in an amount equal to the lesser of (i) one-half of a Competitive Real Estate Commission, or (ii) 3% of the sales price of such Property or Properties. In addition, the amount paid when added to the sums paid to unaffiliated parties in such a capacity shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the sales price of such Property or Properties. Payment of such fee shall be made only if the Advisor provides a substantial amount of services in connection with the sale of a Property or Properties.

Section 9.6.  Organization and Offering Expenses.  The Company shall only pay reasonable Organization and Offering Expenses and in no event shall such expenses exceed 15% of Gross Proceeds of any applicable offering.

Section 9.7.  Reimbursement for Operating Expenses.  The Company shall reimburse the Advisor for Operating Expenses incurred by the Advisor except that the Company shall not reimburse the Advisor for Operating Expenses that in the four consecutive fiscal quarters then ended exceed the greater of 2% of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year. Within 60 days after the end of each fiscal quarter, the Advisor will reimburse the Company for any amounts by which the Operating Expenses exceeded the 2%/25% Guidelines for such year, unless the Independent Directors determine, based on such unusual and non-recurring factors which they deem sufficient, that such excess was justified. Within 60 days after the end of any fiscal quarter of the Company for which Operating Expenses (for the 12 months just ended) exceed the 2%/25% Guidelines, the Advisor shall send a written disclosure of such fact to the Stockholders, together with an explanation of the factors the Independent Directors considered in arriving at the conclusion that such higher Operating Expenses were justified, if applicable. If the Independent Directors do not determine that such excess Operating Expenses are justified, the Advisor shall reimburse the Company within a reasonable time after the end of such 12-month period the amount by which the Operating Expenses exceeded the 2%/25% Guidelines.

Section 9.8.  Limitation on Acquisition Fees and Acquisition Expenses.  Notwithstanding anything contained in this Article IX, the total of all Acquisition Fees and Acquisition Expenses shall not exceed, in the aggregate, an amount equal to 6% of the Contract Price for the Property with respect to Properties purchased by the Company; provided, however, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Company.

ARTICLE X

INVESTMENT OBJECTIVES AND LIMITATIONS

Section 10.1.  Investment Objectives.  The Company’s primary investment objectives are: (i) to preserve invested capital, (ii) to invest in a diversified portfolio of office properties, (iii) to pay regular cash dividends, (iv) to achieve appreciation of the Company’s assets over the long term, and (v) to qualify, and remain qualified as a REIT for federal income tax purposes.

Section 10.2.  Review of Objectives.  The Independent Directors shall review the investment and borrowing policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of its Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the Board of Directors.

Section 10.3.  Certain Permitted Investments.

(a) The Company may invest in Properties. The Company shall ordinarily purchase or invest in Properties based on their fair market value as determined by a majority of the Directors or, if decided by a majority of the Independent Directors as otherwise required by Section 11.1, as determined by an Independent Expert.

(b) The Company may invest in joint ventures with the Sponsor, Advisor, one or more Directors or any Affiliate, if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction (i) approve such investment as being fair and reasonable to the Company and (ii) determine that the investment by the Company and other third party investors making a comparable investment in the joint venture are on substantially the same terms and conditions.

Section 10.4.  Investment Limitations.  In addition to other investment restrictions imposed by the Board of Directors from time to time, consistent with the Company’s objective of qualifying as a REIT, the following shall apply to the Company’s investments:

(a) Not more than 10% of the Company’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.

(b) The Company shall not invest in commodities or commodity futures contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Company’s ordinary business of investing in real estate assets and mortgages, or forward looking purchase agreements.

(c) The Company shall not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, Directors, or any Affiliates, such appraisal of the underlying property must be obtained from an Independent Expert. Such appraisal shall be maintained in the Company’s records for at least five years and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained.

(d) The Company shall not make or invest in mortgage loans, including construction loans, on any one Property if the aggregate amount of all mortgage loans outstanding on the Property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the Property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the Property, including the loans of the Company” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged Property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.

(e) The Company shall not invest in indebtedness (“Junior Debt”) secured by a mortgage on real property which is subordinate to the lien or other indebtedness (“Senior Debt”), except where such amount of such Junior Debt, plus the outstanding amount of Senior Debt, does not exceed 90% of the appraised value of such property, if after giving effect thereto, the value of all such mortgage loans of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company’s Net Assets. The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements shall be limited to 10% of the Company’s tangible assets (which would be included within the 25% limitation).

(f) The aggregate Leverage of the Company shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The maximum amount of such Leverage shall not exceed 300% of the Company’s Net Assets, unless approved by the Independent Directors and disclosed to the Stockholders in the next quarterly report of the Company, along with justification for such excess.

(g) The Company shall not make or invest in any mortgage loans that are subordinate to any mortgage, other indebtedness or equity interest of the Advisor, the Directors, the Sponsor or an Affiliate of the Company. In addition, the Company shall not invest in any security of any entity, including but not limited to Hines-Sumisei U.S. Core Office Fund, L.P., holding investments or engaged in activities prohibited by these Articles of Incorporation.

(h) The Company shall not underwrite the Securities of other issuers. In addition, the Company shall not invest in Securities of other issuers, except for investments in joint ventures, unless a majority of the Directors (including a majority of Independent Directors) not otherwise interested in such transaction approve the transaction as being fair, competitive and commercially reasonable.

(i) The Company shall not issue (i) equity securities redeemable solely at the option of the holder; (ii) non-voting or assessable securities; (iii) options, warrants, or similar evidences of a right to buy its securities (collectively, “Options”) unless (1) issued to all of its Stockholders ratably, (2) as part of a financing arrangement, or (3) as part of a Stock Option Plan available to Directors, officers or employees of the Company or the Advisor. Options may not be issued to the Advisor, Directors, Sponsor or any

Affiliate thereof except on the same terms as such Options are sold to the general public, when applicable. Options may be issued to persons other than the Advisor, Directors, Sponsor or any Affiliate thereof but not at exercise prices less than the fair market value of the underlying securities on the date of grant and not for consideration that in the judgment of the Independent Directors has a market value less than the value of such Option on the date of grant. Options issuable to the Advisor, Directors, Sponsor or any Affiliate thereof shall not exceed 10% of the outstanding Shares on the date of grant.

(j) A majority of the Directors shall authorize the consideration to be paid for each Property, based on the fair market value of the Property. If a majority of the Independent Directors determine, or if the Property is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by an Independent Expert selected by the Independent Directors.

(k) The Company shall not operate so as to be classified as an “investment company” under the Investment Company Act of 1940, as amended.

(l) The Company shall not issue (i) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt; or (ii) Shares on a deferred payment basis or under similar arrangements.

(m) The Company shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.

(n) The Company shall not invest in any entity, whether directly or indirectly, whose fee structure does not comply with the fee limitations contained in these Articles of Incorporation.

The foregoing investment limitations may not be modified or eliminated without the approval of Stockholders owning a majority of the outstanding Shares.

ARTICLE XI

CONFLICTS OF INTEREST

Section 11.1.  Sales and Leases to Company.  The Company may purchase or lease a Property or Properties from an Affiliated Seller upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is competitive and commercially reasonable to the Company. Additionally, the Company may not purchase a Property or Properties from an Affiliated Seller at a price to the Company that is greater than the cost of the asset to the Affiliated Seller unless (i) substantial justification for such excess exists and such excess is reasonable, (ii) there is appropriate disclosure of the material facts concerning each such transaction and (iii) the transaction is otherwise approved by the Board of Directors as contemplated by this Section 11.1. In no event shall the cost of such asset to the Company exceed its current appraised value; provided that, in the case of a development, re-development or refurbishment project that the Company agrees to acquire prior to completion of the project, the appraised value of the asset shall be based upon the completed value of the project as determined at the time the agreement to purchase such asset is entered into.

Section 11.2.  Sales and Leases to the Sponsor, Advisor, Directors or Affiliates.  A Sponsor, Advisor, Director or Affiliate may purchase or lease a Property or Properties from the Company if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Company.

Section 11.3.  Other Transactions.

(a) No goods or services will be provided by the Advisor or its Affiliates to the Company, except for transactions in which the Advisor or its Affiliates provide goods or services to the Company in accordance with these Articles of Incorporation or if a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions approve such transactions as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

(b) The Company shall not make loans to the Sponsor, Advisor, Directors or any Affiliates thereof, except for mortgage loans described in Section 10.4(c) in these Articles of Incorporation or to a wholly-owned subsidiary. Any loans to the Company by the Sponsor, Advisor, Directors, or any Affiliates must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Company than comparable loans between unaffiliated parties.

ARTICLE XII

LIABILITY LIMITATION, INDEMNIFICATION AND TRANSACTIONS WITH THE COMPANY

Section 12.1.  Limitation of Stockholder Liability.  No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Company by reason of being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the property or the affairs of the Company by reason of being a Stockholder.

Section 12.2.  Limitation of Liability and Indemnification.

(a) In this Section 12.2:

(i) “Indemnitee” means (1) any present or former Director or officer of the Company, (2) any person who while serving in any of the capacities referred to in clause (1) hereof served at the Company’s request as a trust manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another real estate investment trust or foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, and (3) any person nominated or designated by (or pursuant to authority granted by) the Directors or any committee thereof to serve in any of the capacities referred to in clauses (1) or (2) hereof.

(ii) ~~“Official Capacity” means (1) when used with respect to a Director, the office of Director of the Company and (2) when used with respect to a person other than a Director, the elective or appointive office of the Company held by such person or the employment or agency relationship undertaken by such person on behalf of the Company or Operating Partnership, but in each case does not include service for any other real estate investment trust or foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise.~~

~~(iii)~~ “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding, and any inquiry or investigation that could lead to such an action, suit or proceeding.

(b) The Company shall indemnify
and hold harmless
 every Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any Proceeding in which he or she was, is or is threatened to be named defendant or respondent, or in which he or she was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his or her serving or having served, or having been nominated or designated to serve, in any of the capacities referred to in Section 12.2(a)(i)~~, to the fullest extent that indemnification is permitted by the Maryland Corporation Law~~
, subject only to the limitations below or contained in the Articles of Incorporation or any limitations required by the Maryland Corporation Law as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment ~~permits~~
narrows the limitations of the ability of
  the Company to provide ~~broader~~ indemnification rights ~~than the law permitted the Company to provide~~
compared to the limitations existing
  prior to such amendment) ~~or any other applicable laws presently or hereinafter in effect; provided~~
, however, that the Company shall not indemnify any Indemnitee, the Advisor or any Affiliates of the Company,

nor shall any Indemnitee, the Advisor or any Affiliates of the Company be held harmless for any loss or liability suffered by the Company, unless
 :

(i) ~~that~~ the Indemnitee
, Advisor or Affiliate (as applicable)
  determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company, and

(ii) ~~the Company shall not indemnify or hold harmless the Indemnitee if:~~ (1) in the case ~~that,~~
of
  the
Advisor or any Affiliate, or an
  Indemnitee
which
 is a Director ~~(~~other than an Independent Director~~)~~, the loss or liability was not
  the result of negligence or misconduct by ~~the Indemnitee~~
~~such person or entity~~
 ~~, or (2) in the case that the Indemnitee is an Independent Director, the loss or liability was~~
~~not~~
  ~~the result of gross negligence or willful misconduct by the Indemnitee.~~

~~(c)~~
 ~~Notwithstanding the foregoing, the Company shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless at least one of the following conditions are met:~~

~~(i)~~
 ~~(X)~~ there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee;

(ii)
 ~~(Y)~~ such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or

(iii)
 ~~(Z)~~ a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

(d)
 Any indemnification of expenses
of
 or agreement to hold harmless
an Indemnitee, the Advisor or any Affiliate of the Company
 may be paid only out of the Net Assets of the Company and no portion may be recoverable from the Stockholders. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee.
The indemnification and advancement of expenses provided by, or granted pursuant to, this Article XII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(e)
 ~~(c)~~
Expenses shall be advanced to an Indemnitee to the fullest extent allowed by applicable law, these Articles of Incorporation and the Bylaws.
 Reasonable expenses (including court costs and attorneys’ fees) incurred by an Indemnitee who was or is a witness or was, is or is threatened to be made a named defendant or respondent in a Proceeding, shall be paid or reimbursed by the Company at reasonable intervals in advance of the final disposition of such Proceeding after receipt by the Company of a written undertaking by or on behalf of such Indemnitee to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest, if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized in this Section 12.2. Such written undertaking shall be an unlimited obligation of the Indemnitee but need not be secured and it may be accepted without reference to financial ability to make repayment. The Company may only pay or reimburse expenses and other costs for Indemnitees in the event (i) the applicable Proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company and (ii) the Proceeding was initiated by a third party who is not a Stockholder of the Company or, if by a Stockholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement or payment.

(f) The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, regardless of whether the Company would have the power or the obligation to indemnify him or her against such liability under the provisions of this Article XII.

Section 12.3.  Transactions Between the Company and its Directors, Officers, Employees and Agents.  Subject to any express restrictions in these Articles of Incorporation or the Bylaws, or an express restriction adopted by the Board of Directors by resolution, the Company may enter into any contract or transaction of any kind with any person, including any Director, officer, employee or agent of the Company or any person affiliated with a Director, officer, employee or agent of the Company, whether or not any of them has a financial interest in such transaction; provided that the terms of the transaction are no less favorable to the Company than would be obtained in a transaction with an unaffiliated party.

ARTICLE XIII

AMENDMENTS

Section 13.1.  General.  Subject to the terms of these Articles of Incorporation, the Company reserves the right from time to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law. All rights and powers conferred by these Articles of Incorporation on Stockholders, Directors and officers are granted subject to this reservation. An amendment to these Articles of Incorporation (a) shall be signed and acknowledged by at least a majority of the Directors, an officer duly authorized by at least a majority of the Directors, or signed and acknowledged by the Chairman of the Board of Directors, and witnessed by the Secretary, (b) shall be filed for record as provided in Section 16.5 and (c) shall become effective as of the later of the time the Department accepts the amendment for record or the time established in the amendment, not to exceed 30 days after the amendment is accepted for record. All references to these Articles of Incorporation shall include all effective amendments thereto.

Section 13.1.  By Stockholders.  These Articles of Incorporation may be amended, without the necessity for concurrence by the Board of Directors, by the affirmative vote of the holders of not less than a majority of the Common Shares then outstanding and entitled to vote thereon, except that: (i) no amendment may be made which would change any rights with respect to any outstanding class of securities, by reducing the amount payable thereon upon liquidation, or by diminishing or eliminating any voting rights pertaining thereto; (ii) Sections 13.3, 14.1 and this Section 13.2 shall not be amended (or any other provision of these Articles of Incorporation be amended or any provision of these Articles of Incorporation be added that would have the effect of amending such sections); (iii) no term or provision of the Articles of Incorporation may be added, amended or repealed in any respect that would, in the determination of the Board of Directors, cause the Company to fail to qualify as a REIT under the Code; and (iv) certain provisions of these Articles of Incorporation, including provisions relating to the removal of Directors, Independent Directors, preemptive rights of holders of stock and indemnification and limitation of liability of officers and directors may not be amended or repealed.

Section 13.2.  By Directors.  The Board of Directors, by a majority vote, may amend provisions of these Articles of Incorporation from time to time as necessary to enable the Company to qualify as a REIT under the Code or to create a class or series of Shares as contemplated by Article VI. With the exception of the foregoing, the Board of Directors may not amend these Articles of Incorporation.

ARTICLE XIV

MERGER, CONSOLIDATION OR SALE OF COMPANY PROPERTY

Section 14.1.  Authority of Directors.  Subject to the provisions of any class or series of Shares at the time outstanding, the Board of Directors shall have the power to:

(a) merge the Company into another entity;

(b) consolidate the Company with one or more other entities into a new entity;

(c) sell or otherwise dispose of all or substantially all of the Company Property; or

(d) dissolve or liquidate the Company;

provided; however, that such action shall have been approved, at a meeting of the Stockholders called for that purpose, by the affirmative vote of the holders of not less than a majority of the Shares then outstanding and entitled to vote thereon. Any such transaction involving an Affiliate of the Company or the Advisor also must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties.

Section 14.2.  Roll-Up Transactions.

(a) In connection with any proposed Roll-Up Transaction, an appraisal of all Properties shall be obtained from an Independent Expert. The Properties shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the Properties as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of Properties over a 12-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed as an exhibit to the registration statement with the Securities and Exchange Commission and with any state where such securities are registered. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to Stockholders who vote against the proposed Roll-Up Transaction the choice of:

(i) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or

(ii) one of the following:

(1) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously; or

(2) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets of the Company.

(b) The Company is prohibited from participating in any proposed Roll-Up Transaction:

(i) which would result in the Stockholders having democracy rights in a Roll-Up Entity that are less than the rights provided for in Sections 8.1, 8.2, 8.8, and 12.1 of these Articles of Incorporation;

(ii) which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its Securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;

(iii) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 8.8 and 8.9 hereof; or

(iv) in which any of the costs of the Roll-Up Transaction would be borne by the Company if the Roll-Up Transaction is not approved by the Stockholders.

ARTICLE XV

DURATION AND TERMINATION OF THE COMPANY

Section 15.1.  Duration.  The Company shall continue perpetually unless terminated pursuant to Section 15.2 or pursuant to any applicable provision of the Maryland Corporation Law.

Section 15.2.  Termination.

(a) Subject to the provisions of any class or series of Shares at the time outstanding, without the necessity for concurrence by the Board of Directors, the Company may be terminated upon the affirmative vote of the holders of a majority of the outstanding Shares. Upon the termination of the Company:

(i) The Company shall carry on no business except for the purpose of winding up its affairs.

(ii) The Board of Directors shall proceed to wind up the affairs of the Company and all of the powers of the Board of Directors under these Articles of Incorporation shall continue, including the powers to fulfill or discharge the Company’s contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Company to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business.

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as they deem necessary for their protection, the Company may distribute the remaining property of the Company among the Stockholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Company shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

(b) After termination of the Company, the liquidation of its business and the distribution to the Stockholders as herein provided, a majority of the Directors shall execute and file with the Company’s records a document certifying that the Company has been duly terminated, and the Directors shall be discharged from all liabilities and duties hereunder, and the rights and interests of all Stockholders shall cease.

ARTICLE XVI

MISCELLANEOUS

Section 16.1.  Governing Law.  The Articles shall be construed according to the laws of the State of Maryland without regard to conflicts of laws provisions thereof, provided; however, that causes of action for violations of federal or state securities laws shall not be governed by this section.

Section 16.2.  Reliance by Third Parties.  Any certificate shall be final and conclusive as to any person dealing with the Company if executed by the Secretary or an Assistant Secretary of the Company or a Director, and if certifying to: (a) the number or identity of Directors, officers of the Company or Stockholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Directors or Stockholders; (d) a copy of these Articles of Incorporation or of the Bylaws as a true and complete copy as then in force; (e) an amendment to these Articles of Incorporation; (f) the termination of the Company; or (g) the existence of any fact relating to the affairs of the Company. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Company on its behalf or by any officer, employee or agent of the Company.

Section 16.3.  Severability.

(a) The provisions of these Articles of Incorporation are severable, and if the Board of Directors shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”)

are in conflict with the Code, Maryland Corporation Law or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of these Articles of Incorporation, even without any amendment of these Articles of Incorporation pursuant to Article XIII and without affecting or impairing any of the remaining provisions of these Articles of Incorporation or rendering invalid or improper any action taken or omitted prior to such determination. No Director shall be liable for making or failing to make such a determination.

(b) If any provision of these Articles of Incorporation shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or unenforceability and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of these Articles of Incorporation in any jurisdiction.

Section 16.4.  Construction.  In these Articles of Incorporation, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of these Articles of Incorporation.

Section 16.5.  Recordation.  These Articles of Incorporation and any amendment hereto shall be filed for record with the Department and may also be filed or recorded in such other places as the Board of Directors deems appropriate, but failure to file for record these Articles of Incorporation or any amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of these Articles of Incorporation or any amendment hereto. A restated Articles of Incorporation shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Articles of Incorporation and the various amendments thereto.

THERE ARE THREE WAYS TO DELIVER YOUR PROXY

TELEPHONE	INTERNET	MAIL
This method is available for residents of the
U.S. and Canada. On a touch tone telephone,
call TOLL FREE 1-866-628-9055, 24
hours a day, 7 days a week. You will be
prompted to provide your unique “Control
Number” and “Check Digit ID” shown below.
Have your Proxy Card ready, then follow the
prerecorded instructions. Available until 5:00
p.m. Eastern Time on Wednesday, May 23,
2007.	Visit the Internet website at
www.myproxyonline.com . Enter the
unique “Control Number” and “Check Digit
ID” shown below and follow the instructions
on your screen. You will incur only your
usual internet charges. Available until 5:00
p.m. Eastern Time on Wednesday, May 23,
	2007.	Simply complete, sign and date your Proxy Card and return it in the postage-paid envelope. If you are delivering your proxy by telephone or the Internet, please do not mail your Proxy Card.

CONTROL NUMBER	CHECK DIGIT ID
TO DELIVER YOUR PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE

☒ Please mark votes as in this example	FOR all nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees as listed below		FOR	AGAINST	ABSTAIN
Item 1. Election of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW.	☐	☐	Item 2A. Approval of amendment to Section 12.2 of Articles. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.	☐	☐	☐

GEORGE A. DAVIS THOMAS A. HASSARD, JEFFREY C. HINES, C. HASTINGS JOHNSON, AND STANLEY D. LEVY			Item 2B. Approval of amendment to Section 8.6 of Articles. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.	☐	☐	☐

			Item 2C. Approval of amendments to Section 2.2 definitions of Articles. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.	☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee’s name in the space provided below.)			Item 3. Approval of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2007. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL.	☐	☐	☐

(Please complete, date and sign this proxy card and return it promptly in the enclosed postage prepaid envelope.)			IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Change of address and/or comments? Mark here. ☐

Date: , 2007

Signature(s)

Signature(s)

Sign exactly as your name appears hereon. (If shares are held by joint tenants, both should sign. If signing as Attorney, Executor, Administrator,
Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by duly authorized officer.) Votes must be indicated ☑ in black or blue ink.

PLEASE DETACH PROXY CARD HERE

HINES REAL ESTATE INVESTMENT TRUST, INC.
2800 Post Oak Boulevard, Suite 5000
Houston, Texas 77056-6118

P
R
O
X
Y
PROXY
Proxy Solicited on Behalf of the Board of Directors.
     The undersigned, revoking any proxy heretofore given for the Meeting of the Shareholders described below, hereby appoints Jeffrey C. Hines and C. Hastings Johnson, and each of them, proxies, with full powers of substitution, to represent the undersigned at the Annual General Meeting of Shareholders of Hines Real Estate Investment Trust, Inc., to be held on May 24, 2007, and at any adjournment thereof, and to vote all shares that the undersigned would be entitled to vote if personally present as follows:
     The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED “FOR” APPROVAL OF ITEMS 1, 2A, 2B, 2C and 3. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid Annual General Meeting.
(Continued and to be signed and dated on the reverse side)